UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock Funds IV

•	BlackRock Global Long/Short Credit Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2020	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund underperformed its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

U.S. carry (income) strategies were the largest detractor from performance. In particular, positions in enhanced equipment trust certificates (“EETCs”) hurt results due to the negative impact of COVID-19 on the aviation industry. European carry strategies, which consisted primarily of floating rate loan interests (“bank loans”) and collateralized loan obligations (“CLOs”), also detracted. U.S. and European strategies used to manage risk, while helping performance throughout the broader financial market sell-off in the first quarter of 2020, detracted for the full period. Lastly, relative-value positions within U.S. energy hurt results.

The Fund’s U.S. absolute return strategies were the leading contributor to performance. Idiosyncratic long positions in technology boosted returns, as did event-related positions in technology and telecommunications. Positioning in U.S. investment grade bonds also aided performance. European absolute return strategies, particularly event-related positions in telecommunications and lease financing, further contributed. Relative-value positions in European high yield credit default swaps added value, as well.

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express views. Depending on the market environment, the Fund may utilize various instruments, including but not limited to bonds, equities and derivatives.

The Fund’s derivative holdings had a net negative impact on performance in the 12-month period. While option positions designed to manage potential downside moves in the equity market and individual bond issuers was a slight contributor, the use of futures contracts and forward foreign currency transactions (which help manage non-dollar currency exposure back to U.S. dollars) more than offset these gains.

The Fund’s cash position was somewhat elevated during the period. This was partially a result of the fact that the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay as it does with traditional cash bonds. Additionally, the cash weighting reflected the investment adviser’s effort to reduce portfolio risk in the first and second quarters of 2020. While the cash position did not have a material impact on the Fund’s performance, the decision to reduce risk helped protect against elevated market volatility.

Describe recent portfolio activity.

The Fund started the period with a net long position of 72% and ended the period with a net long position of 54%. The reduction in the net long position reflected an increase in the portfolio’s short positions, together with an overall reduction in long exposure. The Fund reduced positions in carry strategies in both the United States and Europe, most notably within bank loans and CLOs, and to a lesser extent in EETCs. Additionally, the Fund reduced short positions in European investment grade and high yield bonds. In the United States, the Fund trimmed the portfolio’s allocation to investment grade corporate bonds through most of the period. However, once the U.S. Fed introduced bond-buying facilities in the second quarter of 2020, the Fund opportunistically added back long positions in investment grade cash bonds.

More recently, given the increase in market dispersion created by the sell-off in the first quarter of 2020, the Fund focused on adding to absolute return strategies through both long and short positions, as well as through event-related positions. In both the United States and Europe, the Fund increased the portfolio’s short positions in investment grade credit default indexes. Lastly, the Fund opportunistically added long positions in U.S. high yield bonds and increased the use of equity options for risk-management purposes.

Overall, the Fund was positioned with a continued emphasis on absolute return strategies. The Fund sought individual issuers with a potential catalyst, as well as relative-value opportunities between asset classes.

Describe Fund positioning at period end.

The Fund maintained diversified exposure to credit risk, reflecting the investment adviser’s belief that the current market environment argues for an emphasis on diversification. The Fund held a larger allocation to absolute return strategies, which the investment adviser believes can benefit from elevated volatility and a wider dispersion of returns as markets react to factors such as geopolitical developments, central bank policies, commodity price movements and corporate earnings results. While directional risk remained an element of the portfolio, it was at a relatively low level by the Fund’s historical standards.

The Fund ended the period with a net short credit position in Europe of -3%, and net long positions 53% in the United States, 4% in Asia and the emerging markets, and 54% of net assets overall.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock Global Long/Short Credit Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Global Long/ Short Credit Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(d)

An unmanaged index that tracks 3-Month U.S. Treasury securities. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML 3-Month U.S. Treasury Bill Index to ICE BofA 3-Month U.S. Treasury Bill Index.

Performance Summary for the Period Ended July 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.41%	3.41%	(2.00)%	0.96%	N/A	1.72%	N/A	2.48%	N/A
Investor A	3.03	3.03	(2.20)	0.69	(3.34)%	1.44	0.62%	2.22	1.75%
Investor C	2.41	2.41	(2.44)	0.03	(0.94)	0.70	0.70	1.48	1.48
Class K	3.49	3.49	(2.00)	1.04	N/A	1.81	N/A	2.53	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	0.48	1.46	N/A	1.20	N/A	0.70	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Global Long/Short Credit Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Predecessor Fund commenced operations on September 30, 2011.
N/A — Not Applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	BlackRock Global Long/Short Credit Fund

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country/Geographic Region	Long	Short		Total
United States	49%	5%		54%
United Kingdom	9	1		10
Luxembourg	5	1		6
Spain	4	1		5
Netherlands	2	1		3
France	3	—	(b)	3
Canada	3	—	(b)	3
Italy	3	—	(b)	3
Germany	3	—	(b)	3
Ireland	1	1		2
Other(c)	8	—		8
Total	90%	10%		100%

(a)	Total investments include the gross market values of long and short positions and exclude Short-Term Securities, Options Purchased and Options Written.
(b)	Represents less than 1% of the Fund’s total investments.
(c)	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	1%
AA/Aa	—	(d)
A	1
BBB/Baa	17
BB/Ba	37
B	29
CCC/Caa	5
CC/Ca	—	(d)
C	—	(d)
D	—	(d)
NR	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities, options purchased, options written and borrowed bonds and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page(s) assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

THE BENEFITS AND RISKS OF LEVERAGING / ABOUT FUND PERFORMANCE	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on February 1, 2020 and held through July 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical (a)
			Including Dividend Expense and Interest Expense	Excluding Dividend Expense and Interest Expense		Including Dividend Expense and Interest Expense		Excluding Dividend Expense and Interest Expense
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Ending Account Value (07/31/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$980.00	$8.62	$5.51	$1,000.00	$1,016.16	$8.77	$1,019.29	$5.62
Investor A	1,000.00	978.00	9.93	6.84	1,000.00	1,014.82	10.12	1,017.95	6.97
Investor C	1,000.00	975.60	13.61	10.51	1,000.00	1,011.09	13.85	1,014.22	10.72
Class K	1,000.00	980.00	8.22	5.12	1,000.00	1,016.56	8.37	1,019.69	5.22

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.75% for Institutional, 2.02% for Investor A, 2.77% for Investor C and 1.67% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Institutional, 1.39% for Investor A, 2.14% for Investor C and 1.04% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 2.5%

Cayman Islands — 0.7%(a)(b)
Battalion CLO X Ltd., Series 2016-10A, Class A2R, (LIBOR USD 3 Month + 1.80%), 2.06%, 01/24/29	USD	2,000	$1,958,849
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 2.03%, 07/15/29		1,800	1,777,870
CarVal CLO II Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 4.15%), 4.42%, 04/20/32		250	246,450
Dewolf Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 2.43%, 10/15/30		1,000	963,910
Madison Park Funding XIX Ltd., Series 2015-19A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 1.76%, 01/22/28		2,000	1,938,037
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 1.42%, 04/25/29		1,000	986,831
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class CR, (LIBOR USD 3 Month + 1.60%), 1.87%, 04/20/27		1,000	943,599
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 2.53%, 07/15/29		1,000	965,360
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (LIBOR USD 3 Month + 1.17%), 1.45%, 07/15/29		550	541,933
Palmer Square Loan Funding Ltd., Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 1.98%, 08/20/27		1,500	1,476,571
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 1.53%, 01/15/29		500	497,773

			12,297,183

Ireland — 1.2%
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(b)	EUR	1,300	1,431,916
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(b)		919	923,607
Avoca CLO XV DAC: Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		1,765	1,756,677
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		3,425	3,113,740

Security		Par (000)	Value

Ireland (continued)
Series 15X, Class M1, 0.00%, 04/15/31(c)	EUR	5,300	$3,998,166
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/32(c)		4,445	1,928,755
Harvest CLO XXII DAC, Series 22X, Class E, (EURIBOR 3 Month + 6.11%), 6.11%, 01/15/32(b)		2,500	2,625,840
Harvest CLO XXIII DAC, Series 23X, Class E, (EURIBOR 3 Month + 5.33%), 5.33%, 10/20/32(b)		473	468,799
Invesco Euro CLO III DAC, Series 3X, Class F, (EURIBOR 3 Month + 8.07%), 8.07%, 07/15/32(b)		1,174	1,239,529
Madison Park Euro Funding X DAC, Series 10X, Class M, 0.00%, 10/25/30(c)		1,100	657,655
OCP Euro CLO DAC, Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32(b)		1,000	935,599
Voya Euro CLO I DAC, Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30(b)		2,894	1,995,365

			21,075,648

Netherlands — 0.5%
Avoca CLO XIV DAC: Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		1,970	2,117,107
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		2,200	2,076,605
Series 14X, Class SUB, 0.00%, 01/12/31(c)		1,500	881,448
OZLME III DAC: Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,600	1,638,146
Series 3X, Class SUB, 0.00%, 08/24/30(c)		5,300	2,763,936

			9,477,242

United Kingdom — 0.1%
Greene King Finance plc, Series B1, (LIBOR GBP 3 Month + 1.80%), 1.99%, 12/15/34(b)	GBP	1,500	1,655,918

Total Asset-Backed Securities — 2.5% (Cost: $57,144,891)			44,505,991

		Shares

Common Stocks — 0.4%

Brazil — 0.0%
Oi SA, ADR(d)		67,264	110,986

Italy — 0.0%
Telecom Italia SpA		164,091	65,962

Netherlands — 0.0%
Altice Europe NV(d)		124,300	589,339

United Kingdom — 0.0%
Arrow Global Group plc		22,576	22,341
New Look Secured Issuer plc(d)(e)		21,796,216	285,313

			307,654

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

United States — 0.4%
Altice USA, Inc., Class A(d)		7,063	$190,630
Caesars Entertainment, Inc.(d)		4,635	143,917
East Resources Acquisition Co.(d)		12,575	125,624
Lions Gate Entertainment Corp., Class A(d)		497,490	3,810,773
Taylor Morrison Home Corp.(d)		33,384	782,855
Tribune Resources LLC, Class A(d)		86,655	38,995
Western Digital Corp.		20,000	862,000

			5,954,794

Total Common Stocks — 0.4% (Cost: $16,756,526)			7,028,735

		Par (000)

Corporate Bonds — 75.7%

Australia — 0.2%
FMG Resources August 2006 Pty. Ltd.(a):
4.75%, 05/15/22	USD	35	36,639
5.13%, 03/15/23		24	25,320
5.13%, 05/15/24		36	38,430
Glencore Funding LLC, 0.00%, 03/27/25(f)(g)		2,600	2,252,432
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		200	210,024
QBE Insurance Group Ltd., (USD Swap Rate 10 Year + 4.40%), 5.87%, 06/17/46(b)		277	296,061
Santos Finance Ltd., 5.25%, 03/13/29		400	442,168

			3,301,074

Austria — 0.7%
ams AG:
0.88%, 09/28/22(f)		2,600	2,288,000
0.00%, 03/05/25(f)(g)	EUR	600	480,604
6.00%, 07/31/25		5,648	6,732,552
7.00%, 07/31/25(a)	USD	3,400	3,493,500

			12,994,656

Brazil — 0.7%
Oi SA:
10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(h)		13,401	12,814,706

Canada — 2.5%(a)
1011778 BC ULC:
4.25%, 05/15/24		16,350	16,677,000
5.75%, 04/15/25		1,656	1,771,738
Air Canada Pass-Through Trust:
Series 2015-2, Class B, 5.00%, 12/15/23		11,533	9,573,020
Series 2017-1, Class B, 3.70%, 01/15/26		16,085	13,253,428
Bombardier, Inc., 8.75%, 12/01/21		1,500	1,500,000
Brookfield Residential Properties, Inc., 6.25%, 09/15/27		52	52,000
Mattamy Group Corp.:
5.25%, 12/15/27		52	53,950
4.63%, 03/01/30		379	384,685

			43,265,821

Security		Par (000)	Value

China — 1.0%
Agile Group Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(i)	USD	200	$197,500
Bi Hai Co. Ltd., 6.25%, 03/05/22		200	204,187
China Aoyuan Group Ltd., 6.35%, 02/08/24		200	201,187
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 2.45%, 06/24/30(b)		300	304,449
China Evergrande Group, 4.25%, 02/14/23(f)	HKD	10,000	1,246,822
China Huadian Overseas Development 2018 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.07%), 3.38%(b)(i)	USD	225	227,813
China Resources Land Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.14%), 3.75%(b)(i)		245	248,522
China Shuifa Singyes Energy Holdings Ltd., 2.00%, (2.00% Cash or 6.00% PIK), 12/19/22(h)		434	380,856
Coastal Emerald Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(b)(i)		290	295,075
Country Garden Holdings Co. Ltd., 5.40%, 05/27/25		200	209,562
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(f)	EUR	9,500	5,480,000
Franshion Brilliant Ltd., 4.25%, 07/23/29	USD	295	304,956
Hilong Holding Ltd., 8.25%, 09/26/22(d)(j)		200	81,250
Hopson Capital International Group Co. Ltd., 6.00%, 02/17/21		500	496,250
Huachen Energy Co. Ltd., 6.63%, 05/18/20(d)(j)		446	142,999
Huarong Finance 2019 Co. Ltd.:
4.50%, 05/29/29		500	566,719
3.38%, 02/24/30		300	316,312
Huarong Finance Co. Ltd.:
3.25%, 11/13/24		400	415,117
3.88%, 11/13/29		300	326,344
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	194,000
Kaisa Group Holdings Ltd.:
6.75%, 02/18/21		345	344,569
8.50%, 06/30/22		200	200,875
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(i)		400	344,375
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(i)		200	203,250
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(b)(i)		275	275,344
Pearl Holding III Ltd., 9.50%, 12/11/22		400	105,814
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(f)(g)		860	843,291
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		1,003	333,811
Redsun Properties Group Ltd., 11.50%, 03/04/21		500	512,969

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Rock International Investment, Inc., 6.63%, 03/27/20(d)(j)	USD	743	$267,885
Scenery Journey Ltd., 11.50%, 10/24/22		265	256,636
Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 07/13/30		200	205,662
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29		230	235,319
Sunny Express Enterprises Corp., 3.13%, 04/23/30		295	317,811
Tencent Holdings Ltd., 3.24%, 06/03/50		250	277,440
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		386	354,276
Wanda Group Overseas Ltd., 7.50%, 07/24/22		205	199,298
Weibo Corp., 1.25%, 11/15/22(f)		8	7,570
Yango Justice International Ltd., 6.80%, 03/11/21		495	495,000
Yuzhou Group Holdings Co. Ltd., 6.00%, 10/25/23		230	227,412

			17,848,527

France — 2.3%
Accor SA, (EUR Swap Annual 5 Year + 4.56%), 4.37%(b)(i)	EUR	2,000	2,244,037
Airbus SE, Series AMFP, 0.00%, 06/14/21(f)(g)		3,200	3,738,983
Altice France SA, 5.88%, 02/01/27		5,974	7,503,561
BNP Paribas SA(i):
6.50%	USD	20	20,375
(USD Swap Semi 5 Year + 4.15%), 6.63%(a)(b)		2,400	2,487,000
(USD Swap Semi 5 Year + 5.15%), 7.38%(b)		1,400	1,555,750
Capgemini SE, 1.13%, 06/23/30	EUR	2,800	3,386,891
Casino Guichard Perrachon SA:
(EUR Swap Annual 5 Year + 3.82%), 3.56%(b)(i)		3,500	1,851,148
4.50%, 03/07/24(k)		1,700	1,676,706
3.58%, 02/07/25(k)		1,900	1,760,270
CMA CGM SA, 6.50%, 07/15/22		200	222,948
Credit Agricole SA(b)(i):
(USD Swap Semi 5 Year + 4.32%), 6.87%(a)	USD	800	844,000
(GBP Swap 5 Year + 4.54%), 7.50%	GBP	1,400	2,002,115
Faurecia SE:
2.63%, 06/15/25	EUR	100	115,274
3.75%, 06/15/28		100	117,795
Iliad SA, 2.38%, 06/17/26		100	118,643
JCDecaux SA, 2.63%, 04/24/28		1,800	2,259,165
Kapla Holding SAS:
(EURIBOR 3 Month + 3.25%), 3.25%, 12/15/26(b)		100	109,248
3.38%, 12/15/26		200	217,921
Loxam SAS:
4.25%, 04/15/24		100	117,072
3.25%, 01/14/25		100	113,083
3.75%, 07/15/26		400	453,982
MMS USA Investments, Inc., 1.75%, 06/13/31		300	358,934
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(b)		200	228,211
Quatrim SASU, 5.88%, 01/15/24		100	117,501
RCI Banque SA, (EUR Swap Annual 5 Year + 2.85%), 2.63%, 02/18/30(b).		300	328,917
Rubis Terminal Infra SAS, 5.63%, 05/15/25		153	185,614

Security		Par (000)	Value

France (continued)
Societe Generale SA(b)(i):
(USD Swap Semi 5 Year + 6.24%), 7.38%	USD	600	$613,128
(USD Swap Semi 5 Year + 4.30%), 7.38%(a)		1,604	1,652,441
(USD Swap Rate 5 Year + 5.87%), 8.00%		500	561,250
SPIE SA, 2.63%, 06/18/26	EUR	100	117,737
Valeo SA, 0.00%, 06/16/21(f)(g)	USD	1,800	1,763,532
Worldline SA, 0.00%, 07/30/25(f)(g)	EUR	1,418	2,087,660

			40,930,892

Germany — 3.2%
ADLER Real Estate AG:
1.50%, 04/17/22		100	114,703
1.88%, 04/27/23		300	341,195
3.00%, 04/27/26		400	459,400
Aroundtown SA:
2.00%, 11/02/26		200	248,114
3.00%, 10/16/29	GBP	1,105	1,479,221
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(b)(i)	USD	3,750	3,772,234
Bayer AG, (EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74(b)	EUR	300	367,056
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27		466	540,471
Commerzbank AG(b):
(EUR Swap Annual 5 Year + 6.36%), 6.12%(i)		200	222,983
(EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/05/30		100	119,003
Consus Real Estate AG, 9.63%, 05/15/24		591	751,862
Conti-Gummi Finance BV, 2.13%, 11/27/23		2,175	2,680,131
Continental AG, 2.50%, 08/27/26		2,300	2,920,582
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24		200	216,903
HT Troplast GmbH, 9.25%, 07/15/25		100	120,445
IHO Verwaltungs GmbH(h):
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(l)		152	180,098
6.00%, (6.00% Cash or 6.75% PIK), 05/15/27(a)	USD	200	208,500
Infineon Technologies AG:
(EUR Swap Annual 5 Year + 3.39%), 2.88%(b)(i)	EUR	300	352,572
2.00%, 06/24/32		1,200	1,479,649
K+S AG, 3.00%, 06/20/22		1,400	1,554,305
LEG Immobilien AG, 0.40%, 06/30/28(f)		2,700	3,197,878
Nidda Healthcare Holding GmbH:
3.50%, 09/30/24		763	880,437
Peach Property Finance GmbH, 3.50%, 02/15/23		100	116,001
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25		100	118,538
RAG-Stiftung, 0.00%, 02/18/21(f)(g)		2,500	2,927,059
Rebecca Bidco GmbH, 5.75%, 07/15/25		129	153,316
Schaeffler AG, 1.13%, 03/26/22		500	583,085
Summit Properties Ltd., 2.00%, 01/31/25		302	323,261
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		400	487,299
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25		200	225,577
Tele Columbus AG, 3.88%, 05/02/25		10,200	11,367,717

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
thyssenkrupp AG:
1.88%, 03/06/23	EUR	127	$144,566
2.88%, 02/22/24		9,479	10,830,815
2.50%, 02/25/25		1	1,113
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(b)(i)		200	228,496
Vertical Holdco GmbH, 6.63%, 07/15/28		1,700	2,010,025
Vertical Midco GmbH:
4.38%, 07/15/27		115	136,123
(EURIBOR 3 Month + 4.75%), 4.75%, 07/15/27(b)		115	135,192
Vertical US Newco, Inc., 5.25%, 07/15/27(a)	USD	440	466,400
Volkswagen International Finance NV, (EUR Swap Annual 9 Year + 3.96%), 3.87%(b)(i)	EUR	2,300	2,673,595
WEPA Hygieneprodukte GmbH, (EURIBOR 3 Month + 2.88%), 2.88%, 12/15/26(b)		133	152,682
ZF Europe Finance BV, 2.00%, 02/23/26		300	334,832

			55,623,434

Ghana — 0.0%
Tullow Oil plc, 6.25%, 04/15/22	USD	721	490,280

Hong Kong — 0.3%
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.75%), 4.00%, 05/29/30(b)		250	259,453
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.19%), 0.45%(b)(i)		4,700	3,643,605
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		230	225,975
NWD MTN Ltd., 4.13%, 07/18/29		400	402,750

			4,531,783

India — 0.1%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30		275	271,476
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27		214	212,529
Adani Transmission Ltd., 4.00%, 08/03/26		295	298,319
Vedanta Resources Ltd., 7.13%, 05/31/23		300	202,219

			984,543

Indonesia — 0.0%
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		500	181,875
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		240	274,046

			455,921

Ireland — 0.2%
AIB Group plc, (EUR Swap Annual 5 Year + 6.63%), 6.25%(b)(i)	EUR	2,175	2,539,623
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	132,595

			2,672,218

Israel — 0.9%
Teva Pharmaceutical Finance Netherlands II BV:
1.88%, 03/31/27	EUR	200	203,785
1.63%, 10/15/28		200	196,497

Security		Par (000)	Value

Israel (continued)
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25(a)	USD	13,245	$14,428,772

			14,829,054

Italy — 3.2%
Autostrade per l’Italia SpA:
6.25%, 06/09/22	GBP	100	138,826
5.88%, 06/09/24	EUR	400	538,452
4.38%, 09/16/25		100	130,710
1.88%, 09/26/29		7,600	8,571,190
Banco BPM SpA, 2.50%, 06/21/24		195	231,766
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.87%, 06/30/26(b)		557	646,548
Ferrari NV, 1.50%, 05/27/25		1,650	1,963,672
Gamma Bidco SpA, 6.25%, 07/15/25		149	174,856
Infrastrutture Wireless Italiane SpA, 1.88%, 07/08/26		4,150	4,970,375
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(i)		6,700	8,728,924
(EUR Swap Annual 5 Year + 4.27%), 4.12%(b)(i)		750	722,672
5.15%, 06/10/30	GBP	100	140,848
Rossini SARL:
(EURIBOR 3 Month + 3.88%), 3.88%, 10/30/25(b)	EUR	100	115,310
6.75%, 10/30/25		258	324,206
Sisal Group SpA, 7.00%, 07/31/23		550	656,413
Telecom Italia Capital SA, 7.72%, 06/04/38	USD	6,520	9,052,824
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	2,483	4,197,043
Telecom Italia SpA:
1.13%, 03/26/22(f)		1,600	1,848,797
4.00%, 04/11/24		566	713,390
2.75%, 04/15/25		1,708	2,076,683
UniCredit SpA(b):
(EUR Swap Annual 5 Year + 9.30%), 9.25%(i)		1,034	1,299,070
(EUR Swap Annual 5 Year + 6.39%), 6.62%(i)		3,700	4,320,279
(EURIBOR Swap Rate 5 Year + 4.08%), 3.87%(i)		4,800	4,177,011
(EURIBOR Swap Rate 5 Year + 4.74%), 4.87%, 02/20/29		400	497,411
Unione di Banche Italiane SpA, (EUR Swap Annual 5 Year + 5.75%), 5.87%, 03/04/29(b)		200	258,834

			56,496,110

Japan — 1.2%
SoftBank Group Corp.:
5.38%, 07/30/22	USD	2,000	2,088,730
(USD Swap Rate 5 Year + 4.23%), 6.00%(b)(i)		8,220	7,884,509
4.75%, 07/30/25	EUR	200	248,729
3.13%, 09/19/25		200	234,303
5.00%, 04/15/28		6,200	7,915,467
4.00%, 09/19/29		1,800	2,194,283

			20,566,021

Jersey — 0.0%
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(h)		503	592,494

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg — 3.0%
Altice Financing SA:
2.25%, 01/15/25	EUR	8,969	$10,100,700
7.50%, 05/15/26(a)	USD	600	645,150
3.00%, 01/15/28	EUR	195	215,891
Altice Finco SA, 4.75%, 01/15/28		200	218,744
Altice France Holding SA:
8.00%, 05/15/27(a)		200	253,198
8.00%, 05/15/27		8,527	10,795,056
ArcelorMittal SA:
1.75%, 11/19/25		200	226,398
4.25%, 07/16/29	USD	172	182,389
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	GBP	350	394,441
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	200	220,036
8.50%, 11/01/22	GBP	100	121,304
LHMC Finco 2 SARL:
7.25%, (7.25% Cash or 8.00% PIK), 10/02/25(h)	EUR	5,771	4,684,761
Matterhorn Telecom SA:
2.63%, 09/15/24		100	115,439
4.00%, 11/15/27		400	472,358
Monitchem HoldCo 2 SA, 9.50%, 09/15/26		100	120,057
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		422	509,184
SES SA(b)(i):
(EUR Swap Annual 5 Year + 4.66%), 4.62%		1,400	1,677,990
(EUR Swap Annual 5 Year + 5.40%), 5.62%		6,800	8,563,843
Summer BC Holdco A SARL, 9.25%, 10/31/27		3,793	3,963,285
Summer BC Holdco B SARL, 5.75%, 10/31/26		7,000	7,930,749
Vivion Investments Sarl, 3.00%, 08/08/24		1,100	1,160,599

			52,571,572

Macau — 0.0%
Sands China Ltd., 4.38%, 06/18/30	USD	230	242,625

Malaysia — 0.0%
Cindai Capital Ltd., 0.00%, 02/08/23(f)(g)		567	583,076

Mexico — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	400	473,241
Cemex SAB de CV, 3.13%, 03/19/26		200	220,571

			693,812

Netherlands — 0.7%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 5.45%), 5.75%(b)(i)		800	941,271
Hema Bondco II BV, 8.50%, 01/15/23		600	5,301
ING Groep NV(b)(i):
(USD Swap Rate 5 Year + 4.20%), 6.75%	USD	700	728,222
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%		1,400	1,434,412
Intertrust Group BV, 3.38%, 11/15/25	EUR	367	440,902
Koninklijke KPN NV, (EUR Swap Annual 5 Year + 2.34%), 2.03%(b)(i)		100	115,155
NXP BV, 2.70%, 05/01/25(a)	USD	69	73,953
OCI NV:
5.00%, 04/15/23	EUR	476	571,918
3.13%, 11/01/24		100	116,081

Security		Par (000)	Value

Netherlands (continued)
Stichting AK Rabobank Certificaten, 0.00%(i)(k)	EUR	4,154	$5,354,181
Summer BidCo BV(h):
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25		1,049	1,213,354
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25(l)		151	174,632
Trivium Packaging Finance BV, 3.75%, 08/15/26(k)		380	446,260
United Group BV:
4.88%, 07/01/24		160	192,373
3.63%, 02/15/28		166	187,353
UPCB Finance VII Ltd., 3.63%, 06/15/29		200	233,095
VZ Vendor Financing BV, 2.50%, 01/31/24		271	314,436
Ziggo BV:
4.25%, 01/15/27		126	153,988
2.88%, 01/15/30		106	122,365

			12,819,252

Portugal — 0.4%
Banco Espirito Santo SA(d)(j):
2.63%, 05/08/17		6,100	934,114
4.75%, 01/15/18		19,300	2,955,477
4.00%, 01/21/19		22,800	3,491,444

			7,381,035

South Korea — 0.0%(b)(i)
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%	USD	300	285,375
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%		200	212,250

			497,625

Spain — 2.7%
Banco de Sabadell SA, (EUR Swap Annual 5 Year + 2.20%), 2.00%, 01/17/30(b)	EUR	300	298,610
Banco Santander SA(b)(i):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		200	237,946
(EUR Swap Annual 5 Year + 4.53%), 4.37%		200	205,552
Bankia SA, (EUR Swap Annual 5 Year + 6.22%), 6.37%(b)(i)		3,600	4,044,491
CaixaBank SA, (EUR Swap Annual 5 Year + 6.50%), 6.75%(b)(i)		200	236,768
Cirsa Finance International SARL:
6.25%, 12/20/23		3,356	3,637,458
7.88%, 12/20/23(a)	USD	2,300	2,127,500
4.75%, 05/22/25	EUR	4,247	4,396,440
Codere Finance 2 Luxembourg SA(d)(j):
6.75%, 11/01/21		7,800	5,581,514
7.63%, 11/01/21(a)	USD	200	123,184
Codere Finance 2 Luxembourg SA (Acquired 07/24/20, cost $2,047,140), 12.75%, 09/30/23(m)	EUR	2,013	2,371,330
ContourGlobal Power Holdings SA:
3.38%, 08/01/23		200	237,887
4.13%, 08/01/25		491	590,010
Distribuidora Internacional de Alimentacion SA:
1.00%, 04/28/21		600	572,390

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
0.88%, 04/06/23	EUR	2,900	$1,709,736
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(b)(i)		300	339,089
Gestamp Automocion SA, 3.25%, 04/30/26		200	223,624
Naturgy Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(b)(i)		100	122,055
Repsol International Finance BV, (EUR Swap Annual 5 Year + 4.00%), 3.75%(b)(i)		100	117,954
Telefonica Europe BV(b)(i):
(EUR Swap Annual 10 Year + 4.30%), 5.87%		4,400	5,669,589
(EUR Swap Annual 6 Year + 4.11%), 4.37%		5,700	7,052,716
(EUR Swap Annual 8 Year + 2.97%), 3.88%		4,600	5,499,849
Tendam Brands SAU:
5.00%, 09/15/24		1,690	1,712,232
(EURIBOR 3 Month + 5.25%), 5.25%, 09/15/24(b)		485	487,221

			47,595,145

Sweden — 0.3%
Heimstaden Bostad AB, (EUR Swap Annual 5 Year + 3.67%), 3.25%(b)(i)		100	115,639
Intrum AB, 3.50%, 07/15/26		101	110,129
Verisure Holding AB:
3.50%, 05/15/23		100	118,563
(EURIBOR 3 Month + 5.00%), 5.00%, 04/15/25(b)		300	358,686
3.88%, 07/15/26		140	164,913
Verisure Midholding AB, 5.75%, 12/01/23		3,400	4,024,462

			4,892,392

Switzerland — 1.0%
Credit Suisse Group AG(b)(i):
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)	USD	400	421,816
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.33%), 7.25%(a)		800	851,000
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.33%), 7.25%		1,400	1,489,250
Dufry One BV:
2.50%, 10/15/24	EUR	5,283	4,762,297
2.00%, 02/15/27		294	247,395
ELM BV for Swiss Re Ltd., 3.25%, 06/13/24(f)	USD	4,800	4,981,872
Syngenta Finance NV, 3.38%, 04/16/26	EUR	1,144	1,446,851
UBS Group AG(b)(i):
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)	USD	2,100	2,228,331
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.13%		1,250	1,275,000

			17,703,812

Thailand — 0.1%
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(b)		400	400,250
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(b)		330	330,000

Security		Par (000)	Value

Thailand (continued)
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/50	USD	240	$248,321

			978,571

Turkey — 0.5%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)		10,706	8,260,192

United Arab Emirates — 0.0%
Esic Sukuk Ltd., 3.94%, 07/30/24		425	419,422

United Kingdom — 8.4%
Arrow Global Finance plc, 5.13%, 09/15/24	GBP	200	246,586
B&M European Value Retail SA, 3.63%, 07/15/25		100	132,209
BP Capital Markets plc(b)(i):
(EUR Swap Annual 5 Year + 3.88%), 3.25%	EUR	200	240,602
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%	GBP	100	135,292
Cabot Financial Luxembourg SA, 7.50%, 10/01/23		400	526,878
Drax Finco plc, 4.25%, 05/01/22		100	131,934
DS Smith plc, 0.88%, 09/12/26	EUR	300	349,185
easyJet plc:
1.75%, 02/09/23		2,200	2,217,706
0.88%, 06/11/25		900	837,523
eG Global Finance plc:
4.38%, 02/07/25		100	111,303
6.25%, 10/30/25		11,892	13,933,350
EnQuest plc(h):
0.00%, (0.00% Cash or 7.00% PIK), 04/15/22	GBP	1,656	1,175,000
7.00%, (7.00% Cash or 7.00% PIK), 04/15/22(a)(l)	USD	5,581	2,911,458
FCE Bank plc, 1.62%, 05/11/23	EUR	400	455,212
Fiat Chrysler Automobiles NV, 3.88%, 01/05/26		150	188,117
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	105	139,562
Greene King Finance plc, Series B2, (LIBOR GBP 3 Month + 2.08%), 2.27%, 03/15/36(b)		800	785,841
HBOS Capital Funding LP, 6.85%(i)	USD	8,063	8,166,787
Heathrow Finance plc:
4.75%, 03/01/24	GBP	100	132,451
4.13%, 09/01/29		115	140,780
International Consolidated Airlines Group SA, 0.50%, 07/04/23	EUR	1,400	1,335,607
Intu Jersey 2 Ltd., 2.88%, 11/01/22(f)	GBP	8,200	1,771,077
Intu Metrocentre Finance plc, 4.13%, 12/06/23		800	542,398
Ithaca Energy North Sea plc, 9.38%, 07/15/24(a)	USD	6,600	5,742,000
Jaguar Land Rover Automotive plc:
4.50%, 01/15/26	EUR	100	95,822
4.50%, 10/01/27(a)	USD	12,500	9,968,750
Legal & General Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.38%), 5.62%(b)(i)	GBP	2,650	3,489,108
Marks & Spencer plc(k):
3.00%, 12/08/23		1,600	2,107,121
6.00%, 06/12/25		1,262	1,771,302
4.50%, 07/10/27		300	387,499
Matalan Finance plc, 6.75%, 01/31/23		2,100	1,856,332

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
National Westminster Bank plc(b)(i):
Series C, (LIBOR USD 3 Month + 0.25%), 0.62%	USD	9,400	$8,199,620
Series A, (LIMEAN USD 6 Month + 0.25%), 0.63%		100	87,375
Series B, (LIBOR USD 6 Month + 0.25%), 1.87%		1,300	1,135,872
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		2,915	2,550,625
NEW Look Financing plc, 8.00%, (8.00% Cash or 12.00% PIK), 05/03/24(a)(h)(l)	GBP	2,353	254,109
Paymentsense Ltd., 8.00%, 10/15/25		100	130,900
Pinewood Finance Co. Ltd., 3.25%, 09/30/25		100	131,182
Playtech plc, 4.25%, 03/07/26	EUR	1,000	1,163,228
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	500	675,941
Rolls-Royce plc:
0.88%, 05/09/24	EUR	100	105,623
1.63%, 05/09/28		800	804,749
Santander UK Group Holdings plc, (GBP Swap 5 Year + 5.79%), 6.75%(b)(i)	GBP	200	269,950
Stonegate Pub Co. Financing plc:
8.00%, 07/13/25		6,955	8,495,850
(EURIBOR 3 Month + 5.75%), 5.29%, 07/31/25(b)	EUR	3,300	3,521,019
8.25%, 07/31/25	GBP	7,500	9,424,800
Synlab Bondco plc, (EURIBOR 3 Month + 4.75%), 4.75%, 07/01/25(b)	EUR	306	363,073
Synthomer plc, 3.88%, 07/01/25		100	120,979
Tesco plc, 5.13%, 04/10/47		300	503,277
Top Gun Realisations 74 plc, 6.50%, 07/01/22(d)(j)	GBP	1,425	354,878
Tullow Oil Jersey Ltd.:
6.63%, 07/12/21(f)	USD	5,400	4,426,748
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32(k)	GBP	8,576	11,677,679
Very Group Funding plc (The), 7.75%, 11/15/22		1,700	2,043,689
Virgin Media Finance plc:
3.75%, 07/15/30	EUR	8,871	10,227,541
Virgin Media Secured Finance plc:
5.00%, 04/15/27	GBP	100	136,392
5.25%, 05/15/29		200	275,398
5.50%, 05/15/29(a)	USD	2,200	2,398,000
4.25%, 01/15/30	GBP	1,600	2,093,981
4.50%, 08/15/30(a)	USD	1,725	1,845,577
Vodafone Group plc(b):
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78	EUR	200	259,738
(GBP Swap 5 Year + 3.27%), 4.87%, 10/03/78	GBP	700	974,009
(USD Swap Semi 5 Year + 3.05%), 6.25%, 10/03/78	USD	6,933	7,566,607
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79	EUR	200	238,796
Wagamama Finance plc, 4.13%, 07/01/22	GBP	1,700	2,019,015

			146,501,012

United States — 42.1%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)	USD	332	349,845
Advanced Micro Devices, Inc., 7.50%, 08/15/22(n)(o)		40,819	45,513,185

Security		Par (000)	Value

United States (continued)
Albertsons Cos., Inc.:
3.50%, 02/15/23(a)	USD	2,227	$2,277,108
6.63%, 06/15/24		59	61,395
5.75%, 03/15/25		59	61,065
7.50%, 03/15/26(a)		31	34,875
AMC Entertainment Holdings, Inc., 10.50%, 04/15/25(a)		3,350	2,659,062
AMC Networks, Inc.:
5.00%, 04/01/24		46	46,747
4.75%, 08/01/25		37	37,925
American Airlines Group, Inc., Series 2017-1C, 5.18%, 08/15/23(e)		11,036	9,905,192
American Airlines Pass-Through Trust:
Series 2001-01, 6.98%, 05/23/21		1,623	1,533,709
Series 2019-1C, Class A, 4.13%, 06/15/22(e)		40,000	34,152,000
Series 2011-1, Class B, 4.87%, 04/22/25(e)		6,280	5,251,698
Series 2017-2, Class A, 4.00%, 12/15/25(e)		8,734	7,598,362
American Airlines, Inc., Series 2017-2C, 5.18%, 10/15/23(e)		10,756	8,833,521
Aramark Services, Inc.:
6.38%, 05/01/25(a)		4,000	4,220,000
4.75%, 06/01/26		23	22,885
5.00%, 02/01/28(a)		55	55,344
Ardagh Packaging Finance plc, 4.75%, 07/15/27	GBP	100	128,937
Avaya Holdings Corp., 2.25%, 06/15/23(f)	USD	1,000	854,500
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	3,700	3,749,893
Axalta Coating Systems LLC, 4.25%, 08/15/24		500	591,072
Bausch Health Cos., Inc.:
4.50%, 05/15/23		500	586,831
5.50%, 11/01/25(a)	USD	9,185	9,531,367
5.75%, 08/15/27(a)		19	20,622
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(a)		1,440	1,476,000
Belden, Inc.:
4.13%, 10/15/26	EUR	210	248,544
3.88%, 03/15/28		100	116,502
Boeing Co. (The)(p):
4.51%, 05/01/23	USD	7,000	7,323,881
4.88%, 05/01/25		5,380	5,821,998
Boxer Parent Co., Inc.:
6.50%, 10/02/25	EUR	373	461,388
7.13%, 10/02/25(a)	USD	1,186	1,307,565
Boyd Gaming Corp., 4.75%, 12/01/27(a)		34	32,682
Broadcom, Inc.(a):
4.70%, 04/15/25(p)		11,395	13,031,955
3.15%, 11/15/25		4,025	4,340,696
Buckeye Partners LP:
4.15%, 07/01/23		202	203,010
4.35%, 10/15/24		275	275,687
4.13%, 03/01/25(a)		125	125,625
BY Crown Parent LLC, 4.25%, 01/31/26(a)		82	84,997
Calpine Corp., 5.13%, 03/15/28(a)		31	32,245
Carnival Corp.:
11.50%, 04/01/23(a)		5,225	5,682,188
10.13%, 02/01/26	EUR	3,159	3,737,703
Catalent Pharma Solutions, Inc.:
2.38%, 03/01/28		594	669,965
CCO Holdings LLC, 5.00%, 02/01/28(a)	USD	266	281,960

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Cedar Fair LP:
5.50%, 05/01/25(a)	USD	397	$405,436
5.38%, 04/15/27		24	23,160
5.25%, 07/15/29		24	22,673
Centene Corp.:
5.25%, 04/01/25(a)		2,600	2,711,072
5.38%, 06/01/26(a)		86	91,969
5.38%, 08/15/26(a)		35	37,450
4.25%, 12/15/27		166	176,375
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		24	25,350
4.25%, 05/01/28		1,340	1,417,050
Cheniere Energy Partners LP:
5.25%, 10/01/25		70	71,750
5.63%, 10/01/26		52	54,925
4.50%, 10/01/29		19	20,098
Churchill Downs, Inc., 5.50%, 04/01/27(a)		29	30,341
Clarios Global LP:
4.38%, 05/15/26	EUR	4,801	5,655,338
6.25%, 05/15/26(a)	USD	750	802,590
Clean Harbors, Inc., 4.88%, 07/15/27(a)		25	26,503
Colfax Corp., 6.00%, 02/15/24(a)		29	30,522
Colt Merger Sub, Inc.(a):
5.75%, 07/01/25		1,357	1,411,280
6.25%, 07/01/25		5,423	5,656,867
8.13%, 07/01/27		374	381,012
Commercial Metals Co.:
4.88%, 05/15/23		47	49,115
5.75%, 04/15/26		22	22,935
5.38%, 07/15/27		172	179,322
CommScope, Inc.(a):
6.00%, 03/01/26		11,635	12,413,033
8.25%, 03/01/27		11,126	11,998,278
7.13%, 07/01/28		4,257	4,506,673
Coty, Inc.:
4.00%, 04/15/23	EUR	2,855	2,763,584
4.75%, 04/15/26		100	94,248
Crown European Holdings SA:
2.25%, 02/01/23(a)		500	596,669
0.75%, 02/15/23		100	115,310
CrownRock LP, 5.63%, 10/15/25(a)	USD	226	221,480
CSC Holdings LLC(a):
5.50%, 05/15/26		3,000	3,146,250
5.75%, 01/15/30		3,100	3,436,505
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		24	25,620
DaVita, Inc.:
5.00%, 05/01/25		69	70,897
4.63%, 06/01/30(a)		593	631,545
Delta Air Lines Pass-Through Trust, Series 2015-1, Class B, 4.25%, 07/30/23		12,658	11,576,426
Diamondback Energy, Inc., 5.38%, 05/31/25		27	28,039
DISH DBS Corp., 6.75%, 06/01/21		8,000	8,280,000
Dun & Bradstreet Corp. (The)(a):
6.88%, 08/15/26		6,525	7,128,563
10.25%, 02/15/27		11,140	12,648,690
Elanco Animal Health, Inc.(k):
4.66%, 08/27/21		12,653	13,175,189
5.02%, 08/28/23		5,786	6,379,065
EQM Midstream Partners LP, 6.50%, 07/01/27(a)		1,587	1,749,826
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		6,000	6,129,120

Security		Par (000)	Value

United States (continued)
Expedia Group, Inc., 6.25%, 05/01/25(a)	USD	2,165	$2,366,156
Ford Motor Co., 8.50%, 04/21/23		6,500	7,215,000
Ford Motor Credit Co. LLC, 2.33%, 11/25/25	EUR	300	333,684
Forestar Group, Inc., 5.00%, 03/01/28(a)	USD	1,399	1,399,000
Freeport-McMoRan, Inc., 5.00%, 09/01/27		3,000	3,194,370
General Motors Co., 5.40%, 10/02/23		4,500	4,962,615
GLP Capital LP, 4.00%, 01/15/31		530	550,008
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25		3,156	3,560,347
Gray Television, Inc.(a):
5.88%, 07/15/26		1,000	1,034,620
7.00%, 05/15/27		1,000	1,092,500
H&E Equipment Services, Inc., 5.63%, 09/01/25		45	46,856
Hanesbrands, Inc.(a):
4.63%, 05/15/24		42	44,423
5.38%, 05/15/25		4,818	5,179,350
HD Supply, Inc., 5.38%, 10/15/26(a)		36	37,726
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26		71	73,485
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		42	42,682
4.88%, 04/01/27		28	29,085
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)		47	47,473
Huntington Ingalls Industries, Inc., 3.84%, 05/01/25(a)		7,490	8,321,628
Hyatt Hotels Corp., 5.38%, 04/23/25		197	211,671
iHeartCommunications, Inc.:
6.38%, 05/01/26		40	42,574
5.25%, 08/15/27(a)		36	36,360
Illuminate Buyer LLC, 9.00%, 07/01/28(a)		67	71,857
International Game Technology plc:
3.50%, 07/15/24	EUR	200	229,673
6.25%, 01/15/27(a)	USD	900	958,500
IQVIA, Inc.:
5.00%, 10/15/26(a)		3,000	3,164,940
2.88%, 06/15/28	EUR	207	248,770
IRB Holding Corp., 7.00%, 06/15/25(a)	USD	157	171,102
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	758	984,618
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR	200	235,007
5.00%, 07/15/28(a)	USD	7,525	7,788,375
5.25%, 07/15/30(a)		4,579	4,802,226
Jaguar Holding Co. II/PPD
Development LP(a):
4.63%, 06/15/25		1,720	1,797,400
5.00%, 06/15/28		910	968,877
JBS USA LUX SA(a):
5.75%, 06/15/25		49	50,593
6.75%, 02/15/28		46	51,405
6.50%, 04/15/29		71	80,407
KFC Holding Co.(a):
5.00%, 06/01/24		4,250	4,353,275
5.25%, 06/01/26		3,545	3,721,187
Kraft Heinz Foods Co., 3.88%, 05/15/27(a)(p)		15,479	16,671,202
Lamar Media Corp., 5.75%, 02/01/26		31	32,559
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24		1,039	1,088,352
4.88%, 11/01/26		40	42,000
Lennar Corp.:
4.75%, 04/01/21		23	23,287

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.75%, 11/15/22(k)	USD	148	$156,140
Level 3 Financing, Inc.:
5.13%, 05/01/23		32	32,135
5.38%, 01/15/24		399	405,831
5.25%, 03/15/26		36	37,601
4.25%, 07/01/28(a)		760	792,300
Levi Strauss & Co., 5.00%, 05/01/25		1,000	1,022,600
Macy’s Retail Holdings LLC, 3.45%, 01/15/21		8,005	7,884,925
Macy’s, Inc., 8.38%, 06/15/25(a)		9,047	9,448,868
Marriott International, Inc.:
Series N, 3.13%, 10/15/21		6,200	6,293,921
4.63%, 06/15/30		155	166,125
Marriott Ownership Resorts, Inc.:
6.13%, 09/15/25(a)		351	374,447
6.50%, 09/15/26		37	37,925
Masonite International Corp., 5.38%, 02/01/28(a)		24	25,560
MGM Growth Properties Operating Partnership LP:
4.63%, 06/15/25(a)		70	73,587
5.75%, 02/01/27		101	109,332
Microchip Technology, Inc.:
4.33%, 06/01/23		2,590	2,791,684
2.67%, 09/01/23(a)		9,695	10,036,711
4.25%, 09/01/25(a)(p)		21,086	22,165,898
Molina Healthcare, Inc., 5.38%, 11/15/22(k)		34	35,700
MPT Operating Partnership LP, 5.00%, 10/15/27		67	71,858
NCR Corp.:
5.00%, 07/15/22		26	26,065
8.13%, 04/15/25(a)		5,000	5,548,500
6.13%, 09/01/29(a)		1,000	1,095,450
Netflix, Inc.:
3.00%, 06/15/25	EUR	187	230,731
3.63%, 06/15/25(a)	USD	1,250	1,325,000
3.88%, 11/15/29	EUR	349	456,088
3.63%, 06/15/30		2,940	3,773,577
Nexstar Broadcasting, Inc.(a):
5.63%, 08/01/24	USD	1,000	1,027,500
5.63%, 07/15/27		1,337	1,430,991
Nordstrom, Inc., 8.75%, 05/15/25(a)		5,395	5,908,619
NRG Energy, Inc.:
7.25%, 05/15/26		49	52,847
6.63%, 01/15/27		59	62,835
5.75%, 01/15/28		40	43,965
5.25%, 06/15/29(a)		35	38,698
Occidental Petroleum Corp.:
2.60%, 08/13/21		12,573	12,415,837
8.00%, 07/15/25		5,000	5,462,500
OI European Group BV:
3.13%, 11/15/24	EUR	300	359,127
2.88%, 02/15/25		200	234,974
Outfront Media Capital LLC, 5.00%, 08/15/27(a)	USD	31	30,353
PBF Holding Co. LLC, 9.25%, 05/15/25(a)		445	497,279
PG&E Corp., 5.00%, 07/01/28		551	566,951
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		41	43,358
PulteGroup, Inc., 5.50%, 03/01/26		58	67,007
Qorvo, Inc.:
5.50%, 07/15/26		14,318	15,367,366
4.38%, 10/15/29(a)		4,112	4,430,680
Quicken Loans, Inc.(a):
5.75%, 05/01/25		58	59,794

Security		Par (000)	Value

United States (continued)
5.25%, 01/15/28	USD	47	$50,764
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	288	355,332
6.25%, 05/15/26(a)	USD	25,295	27,350,219
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		5,500	5,396,875
9.25%, 04/15/25		4,507	4,963,334
SeaWorld Parks & Entertainment, Inc.(a):
8.75%, 05/01/25		399	417,952
9.50%, 08/01/25		117	118,609
Select Medical Corp., 6.25%, 08/15/26(a)		1,275	1,373,813
Service Properties Trust:
5.00%, 08/15/22		380	375,186
4.50%, 06/15/23		745	707,750
7.50%, 09/15/25		129	136,793
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	200	238,488
2.25%, 06/01/28		232	268,502
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24	USD	1,096	1,154,088
5.38%, 07/15/26		47	49,523
5.00%, 08/01/27		72	76,739
5.50%, 07/01/29		84	93,555
4.13%, 07/01/30		1,145	1,208,319
SM Energy Co.:
1.50%, 07/01/21(f)		405	372,819
6.13%, 11/15/22		303	224,220
10.00%, 01/15/25(a)		2,519	2,487,512
Solera LLC, 10.50%, 03/01/24(a)		250	264,500
Sprint Communications, Inc., 6.00%, 11/15/22		5,500	5,946,105
Sprint Corp.:
7.25%, 09/15/21		15,490	16,361,312
7.88%, 09/15/23		15,018	17,420,880
7.13%, 06/15/24		14,020	16,355,031
7.63%, 02/15/25		6,045	7,342,076
Standard Industries, Inc.:
2.25%, 11/21/26	EUR	109	124,049
5.00%, 02/15/27(a)	USD	24	25,500
Staples, Inc., 7.50%, 04/15/26(a)		9,509	8,342,246
Steel Dynamics, Inc., 2.40%, 06/15/25		52	54,599
Summit Materials LLC, 6.13%, 07/15/23		29	29,017
SUN Country Marine, Inc., Series 2019-1C, 7.00%, 12/15/23(e)		19,212	15,706,132
Sunoco LP:
4.88%, 01/15/23		46	46,748
5.50%, 02/15/26		37	37,925
6.00%, 04/15/27		28	29,540
Talen Energy Supply LLC:
6.50%, 06/01/25		103	69,010
7.25%, 05/15/27(a)		92	95,680
Targa Resources Partners LP:
6.75%, 03/15/24		27	27,640
5.13%, 02/01/25		24	24,360
5.38%, 02/01/27		24	24,796
6.50%, 07/15/27		39	41,730
6.88%, 01/15/29		39	43,997
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		45	49,725
TEGNA, Inc., 4.63%, 03/15/28(a)		11	10,857
Teleflex, Inc., 4.63%, 11/15/27		24	25,950
Tempur Sealy International, Inc., 5.50%, 06/15/26		28	29,330

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Tenet Healthcare Corp.:
4.63%, 07/15/24	USD	1,086	$1,105,005
4.63%, 09/01/24(a)		28	28,630
5.13%, 05/01/25		65	66,867
4.88%, 01/01/26(a)		97	101,458
6.25%, 02/01/27(a)		72	76,479
4.63%, 06/15/28(a)		45	47,327
Terex Corp., 5.63%, 02/01/25(a)		28	28,389
T-Mobile USA, Inc., 1.50%, 02/15/26(a)		2,020	2,048,462
Toll Brothers Finance Corp., 4.88%, 11/15/25		38	41,800
TRI Pointe Group, Inc.:
5.25%, 06/01/27		10	10,500
5.70%, 06/15/28		29	31,900
UGI International LLC, 3.25%, 11/01/25	EUR	200	234,118
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 09/03/22(n)	USD	2,693	2,416,960
Series 2018-1, Class B, 4.60%, 03/01/26		2,683	1,993,015
Series 2019-2, Class B, 3.50%, 05/01/28		3,090	2,178,800
United Rentals North America, Inc.:
4.63%, 10/15/25		35	36,006
5.88%, 09/15/26		49	52,308
6.50%, 12/15/26		54	59,940
5.50%, 05/15/27		49	52,736
4.88%, 01/15/28		78	83,753
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21		2,871	2,362,328
US Concrete, Inc., 6.38%, 06/01/24		28	28,560
VICI Properties LP(a):
3.50%, 02/15/25		36	36,450
4.63%, 12/01/29		35	36,673
Vistra Operations Co. LLC(a):
3.55%, 07/15/24		788	828,980
5.50%, 09/01/26		48	50,580
5.63%, 02/15/27		62	66,523
Weekley Homes LLC, 6.63%, 08/15/25		52	54,535
WESCO Distribution, Inc.(a):
7.13%, 06/15/25		4,227	4,638,668
7.25%, 06/15/28		3,490	3,812,825
Western Digital Corp.:
1.50%, 02/01/24(f)(k)		17,000	16,422,896
4.75%, 02/15/26		7,925	8,609,482
William Carter Co. (The)(a):
5.50%, 05/15/25		5,500	5,852,385
5.63%, 03/15/27		24	25,560
WPX Energy, Inc., 5.88%, 06/15/28		50	51,219
Wyndham Destinations, Inc., 6.63%, 07/31/26(a)		85	88,152
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		24	24,480
Wynn Resorts Finance LLC, 5.13%, 10/01/29(a)		517	495,028
Xerox Corp.:
4.50%, 05/15/21		21,785	22,220,700
4.07%, 03/17/22		3,000	3,075,000
XPO Logistics, Inc.(a):
6.13%, 09/01/23		25	25,492
6.75%, 08/15/24		50	53,773

Security		Par (000)	Value

United States (continued)
Yum! Brands, Inc., 7.75%, 04/01/25(a)	USD	2,472	$2,774,820

			737,905,028

Total Corporate Bonds — 75.7% (Cost: $1,371,819,042)			1,327,442,105

Floating Rate Loan Interests — 14.4%

Canada — 0.2%(l)
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.36%, 03/28/25		1,403	1,290,760
Xplornet Communications, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 4.91%, 06/10/27		2,912	2,832,823

			4,123,583

European Union — 0.2%
Nidda Healthcare Holding GmbH, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 08/21/26(l)	EUR	2,500	2,817,892

France — 0.4%(l)
Altice France SA, Term Loan, 07/31/25(q)		474	533,385
Altice France SA, Term Loan B, (EURIBOR 3 Month + 3.00%), 3.00%, 02/02/26		2,985	3,357,564
Banijay Entertainment SAS, Term Loan, 03/01/25(q)		2,000	2,269,509

			6,160,458

Germany — 0.3%(l)
CTC AcquiCo GmbH, Term Loan B, (EURIBOR 3 Month + 2.50%), 2.50%, 03/07/25		2,000	2,211,601
Rain Carbon GmbH, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24		3,000	3,277,646

			5,489,247

Luxembourg — 1.9%(l)
Altice Financing SA, 1st Lien Term Loan, (EURIBOR 3 Month + 2.75%), 2.75%, 01/31/26		4,769	5,378,764
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 01/31/26	USD	1,751	1,680,958
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.92%, 07/15/25		1,985	1,906,806
Concrete Investment II SCA, Term Loan, (EURIBOR 6 Month + 2.00%), 2.00%, 10/30/20(e)	EUR	76	4,179
Gol LuxCo SA, Term Loan, 6.50%, 08/31/20(e)	USD	19,925	19,128,000
Summer (BC) Bidco B LLC, Term Loan, (EURIBOR 3 Month + 4.75%), 4.75%, 12/04/26	EUR	2,000	2,202,766
Sunshine Luxembourg VII SARL, Term Loan, (LIBOR USD 6 Month + 4.25%), 5.32%, 10/01/26	USD	2,162	2,149,527
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.07%, 05/29/26		638	382,321

			32,833,321

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands — 0.3%(l)
Diamond (BC) BV, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16% -3.26%, 09/06/24	USD	379	$356,926
Peer Holdings III BV, Term Loan B, (EURIBOR 6 Month + 3.25%), 3.25%, 03/07/25	EUR	4,000	4,476,823
Ziggo BV, Term Loan, 01/31/29(q)		1,000	1,139,549

			5,973,298

Norway — 0.1%
Silk Bidco AS, 1st Lien Term Loan B, 02/24/25(l)(q)		2,500	2,392,711

Spain — 1.2%(l)
Invictus Media SLU, Term Loan, (EURIBOR 6 Month + 7.50%), 7.50%, 12/26/25		3,500	3,298,260
Pax Midco Spain SLU, Term Loan, (EURIBOR 6 Month + 4.75%), 4.75%, 07/01/26		1,781	1,569,649
Piolin BidCo SAU, Term Loan, (EURIBOR 6 Month + 3.75%), 3.75%, 09/16/26		4,000	3,885,774
Promotora de Informaciones SA, 1st Lien Term Loan, 11/30/22(q)		6,318	6,409,217
Promotora De Informaciones SA, Term Loan, (EURIBOR 6 Month + 4.50%), 4.50%, 12/31/22		5,163	5,139,070

			20,301,970

Switzerland — 0.3%
Swissport International AG, Term Loan, (EURIBOR 6 Month + 4.50%), 4.50%, 08/14/24(l)		5,000	4,720,399

United Kingdom — 0.6%(l)
Connect Finco SARL, Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26	USD	897	872,507
Froneri International Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 01/29/27		970	929,391
Misys Ltd., 1st Lien Term Loan B, (EURIBOR 3 Month + 3.00%), 4.00%, 06/13/24	EUR	3,000	3,251,142
Sigma Holdco BV, Term Loan, (EURIBOR 1 Month + 3.50%), 3.50%, 07/02/25		2,000	2,256,010
Vue International Bidco plc, Term Loan, 07/03/26(q)		3,349	3,051,447

			10,360,497

United States — 8.9%
Acadia Healthcare Co., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 2.66%, 02/16/23(l)	USD	763	749,645
Airbnb, Inc., Term Loan, (LIBOR USD 6 Month + 7.50%), 8.50%, 04/17/25(l)		409	428,427
Allegiant Travel Co., Term Loan, 02/05/24(l)(q)		4,306	3,832,129
AVSC Holding Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 03/03/25(l)		987	703,191
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 4.86%, 07/31/25(l)		737	688,826

Security		Par (000)		Value

United States (continued)
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.25%, 06/21/24(l)	USD	350		$318,647
Caesars Resort Collection LLC, Term Loan, 07/21/25(l)(q)		2,020		1,943,624
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.26%, 11/01/24(l)		461		459,416
Chobani LLC, Term Loan, 10/10/23(l)(q)		597		590,819
Clear Channel Outdoor Holdings, Inc., Term Loan, 08/21/26(l)(q)		1,500		1,331,250
Coty, Inc., Term Loan(l):
(EURIBOR 1 Month + 1.75%), 1.75%, 04/05/23	EUR	6,855		7,146,026
(EURIBOR 1 Month + 2.50%), 2.50%, 04/07/25		995		1,025,474
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 05/05/24(l)	USD	226		224,162
Deerfield Dakota Holding, LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 04/09/27(l)		499		491,335
Diamond BC BV, Term Loan, 09/06/24(l)(q)	EUR	2,989		3,273,698
Douglas Dynamics LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 06/08/26(l)	USD	129		128,185
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.92%, 02/06/26(l)		10,215		10,153,696
Epicor Software Corp. Term Loan, 07/30/27(l)(q)		788		787,039
Epicor Software Corp., 2nd Lien Term Loan, 07/31/28(l)(q)		561		572,220
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 03/08/24(l)		1,980		1,475,344
Euro Garages Ltd., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25(l)		—	(r)	1
Everi Payments, Inc., Term Loan, (LIBOR USD 3 Month + 10.50%), 11.50%, 05/09/24(e)(l)		80		80,400
Forterra Finance LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 10/25/23(l)		687		670,609
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25(l)		20,500		20,141,440
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 3.25%, 10/04/23(l)		249		207,974
Greeneden US Holdings I LLC, Term Loan B, 12/01/23(l)(q)		2,000		1,966,660
GTT Communications, Inc., Term Loan, 04/27/25(l)(q)	EUR	7,480		7,944,920
GVC Holdings plc, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.31%, 03/29/24(l)	USD	1,268		1,230,144
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 10/17/23(l)		975		959,367
HUB International Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 3.22% - 3.26%, 04/25/25(l)		283		274,748

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Illuminate Buyer LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 4.31%, 06/30/27(l)	USD	787	$777,556
Informatica LLC, Term Loan:
7.13%, 02/25/25(s)		11,176	11,269,096
02/25/27(l)(q)		10,336	10,071,607
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23(l)		483	344,451
Lineage Logistics LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 02/27/25(l)		1,994	1,956,500
Live Nation Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 10/19/26(l)		250	231,446
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 8.50%), 9.50%, 09/29/25(l)		37,564	38,033,189
MH SUB I LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 09/13/24(l)		619	613,324
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 3.75%, 08/18/21(l)		1,226	1,070,586
Mitchell International, Inc., Term Loan, 11/29/24(l)(q)		432	420,120
Neiman Marcus Group Ltd. Inc., Term Loan, 05/08/25(e)(l)(q)		33	33,378
PetSmart, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.00%, 03/11/22(l)		1,067	1,061,467
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25(l)		2,146	2,119,840
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 10/01/25(l)		997	989,279
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 10/12/23(l)		98	97,978
Ryan Specialty Group, Term Loan, 06/29/27(l)(q)		653	648,102
Sedgwick Claims Management Services, Term Loan, (LIBOR USD 1 Month + 4.25%), 5.25%, 09/03/26(l)		946	933,390
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27(l)		750	712,891
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 05/01/24(l)		995	968,010
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 12/17/26(l)		499	485,475
TIBCO Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.42%, 03/03/28(l)		632	602,686
Trans Union LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 11/16/26(l)		381	370,474
TransDigm, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 12/09/25(l)		995	930,146
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 05/04/26(l)		2,184	2,160,734

Security		Par (000)	Value

United States (continued)
Ultimate Software Group, Inc., (The), Term Loan(l):
(LIBOR USD 3 Month + 4.00%), 4.75%, 05/04/26	USD	3,104	$3,102,852
(LIBOR USD 3 Month + 6.75%), 7.50%, 05/03/27		1,433	1,456,888
Vertiv Group Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/02/27(l)		998	973,809
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.67%, 01/31/28(l)		1,500	1,453,722
VS Buyer LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.42%, 02/28/27(l)		684	669,925
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 12/19/23(l)		499	486,561
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/09/27(l)		1,496	1,451,362

			156,296,260

Total Floating Rate Loan Interests — 14.4% (Cost: $250,876,745)			251,469,636

Foreign Agency Obligations — 1.1%

China — 0.0%
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	196,500

France — 0.6%
Electricite de France SA(b)(i):
(EUR Swap Annual 12 Year + 3.04%), 5.00%	EUR	4,500	5,826,697
(GBP Swap 13 Year + 3.96%), 6.00%	GBP	3,500	4,958,667

			10,785,364

India — 0.0%
Oil India Ltd., 5.13%, 02/04/29	USD	240	259,248
Power Finance Corp. Ltd., 3.75%, 12/06/27		200	198,750

			457,998

Indonesia — 0.1%
Pertamina Persero PT, 4.18%, 01/21/50		550	587,469

Italy — 0.1%
Banca Monte dei Paschi di Siena SpA:
3.63%, 09/24/24	EUR	571	685,774
2.63%, 04/28/25		1,154	1,335,076

			2,020,850

Mexico — 0.3%
Petroleos Mexicanos, 6.88%, 08/04/26	USD	5,000	4,971,250

Total Foreign Agency Obligations — 1.1% (Cost: $17,412,269)			19,019,431

Foreign Government Obligations — 0.1%

Maldives — 0.1%
Republic of Maldives, 7.00%, 06/07/22		1,000	723,125

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sri Lanka — 0.0%
Democratic Socialist Republic of Sri Lanka:
7.85%, 03/14/29	USD	225	$167,836
7.55%, 03/28/30		200	146,875

			314,711

Total Foreign Government Obligations — 0.1% (Cost: $1,424,674)			1,037,836

		Shares

Investment Companies — 0.2%
iShares iBoxx $ High Yield Corporate Bond ETF*		33,282	2,841,950

Total Investment Companies — 0.2% (Cost: $2,802,272)			2,841,950

		Par (000)

Non-Agency Mortgage-Backed Securities — 0.2%

Collateralized Mortgage Obligations — 0.2%

United Kingdom — 0.2%
Paragon Mortgages No. 13 plc, Series 13X, Class A2C, 0.46%, 01/15/39(c)		4,208	4,009,402

Total Non-Agency Mortgage-Backed Securities — 0.2% (Cost: $3,814,269)			4,009,402

Preferred Securities — 0.6%

Capital Trusts — 0.5%

Luxembourg — 0.2%
ArcelorMittal SA, 5.50%, 05/18/23(d)(f)		120	3,447,318

United Kingdom — 0.3%
Lloyds Banking Group plc(i)(l):
6.41%(a)		1,252	1,399,110
6.66%		701	799,140
6.66%(a)		2,694	3,071,160

			5,269,410

Total Capital Trusts — 0.5% (Cost: $8,424,366)			8,716,728

		Shares

Preferred Stocks — 0.1%

Luxembourg — 0.0%
Novartex Holding Luxembourg SCA(e)		94	—

Spain — 0.1%
Banco Santander SA, Series 6, 4.00%(i) (l)		109,000	2,507,000

Total Preferred Stocks — 0.1% (Cost: $2,507,000)			2,507,000

Total Preferred Securities — 0.6% (Cost: $10,931,366)			11,223,728

Security		Shares	Value

Warrants — 0.0%

United States — 0.0%(d)
SM Energy Co. (Issued/exercisable 06/17/20, 1 share for 1 warrant, Expires 06/30/23, Strike Price USD 4.26)		67,242	$197,691
Tribune Resources LLC (Issued/ exercisable 04/06/18, 1 share for 1 warrant, Expires 12/31/49, Strike Price USD 0.00)(e)		440,830	22,042
Tribune Resources LLC (Issued/ exercisable 04/06/18, 1 share for 1 warrant, Expires 12/31/49, Strike Price USD 0.00)		566,782	56,678

Total Warrants — 0.0%			276,411

Total Long-Term Investments — 95.2% (Cost: $1,733,644,833)			1,668,855,225

		Par (000)

Short-Term Securities — 10.8%

Borrowed Bond Agreements — 9.7%(t)(u)
Barclays Bank plc, (2.25)%, Open (Purchased on 10/18/19 to be repurchased at EUR 2,474,248, collateralized by eircom Finance DAC, 1.75%, due at 11/01/24, par and fair value of EUR 2,500,000 and $2,859,792, respectively)	EUR	2,497	2,941,223
Barclays Bank plc, (1.05)%, Open (Purchased on 03/27/20 to be repurchased at EUR 3,631,983, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 3,700,000 and $4,814,816, respectively)		3,645	4,293,823
Barclays Bank plc, (0.85)%, Open (Purchased on 07/13/20 to be repurchased at EUR 2,382,956, collateralized by Banco Bilbao Vizcaya Argentaria SA, 6.00%, par and fair value of EUR 2,400,000 and $2,753,576, respectively)		2,382	2,805,877
Barclays Bank plc, (0.85)%, Open (Purchased on 04/03/20 to be repurchased at EUR 3,225,350, collateralized by ARD Finance SA, 5.00%, due at 06/30/27, par and fair value of EUR 4,100,000 and $4,704,267, respectively)		3,234	3,809,826
Barclays Bank plc, (0.85)%, Open (Purchased on 07/13/20 to be repurchased at EUR 2,400,612, collateralized by Cooperatieve Rabobank UA, 4.37%, par and fair value of EUR 2,400,000 and $2,830,614, respectively)(i)		2,400	2,826,599

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.75)%, Open (Purchased on 03/20/20 to be repurchased at USD 887,945, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 850,000 and $1,102,195, respectively)	USD	890	$890,375
Barclays Bank plc, (0.50)%, Open (Purchased on 03/20/20 to be repurchased at USD 960,275, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due at 07/21/23, par and fair value of USD 1,270,000 and $1,231,900, respectively)		962	962,025
Barclays Bank plc, (0.40)%, Open (Purchased on 05/19/20 to be repurchased at USD 1,827,267, collateralized by Air Canada, 7.75%, due at 04/15/21, par and fair value of USD 1,900,000 and $1,919,000, respectively)		1,829	1,828,750
Barclays Bank plc, (0.20)%, Open (Purchased on 03/23/20 to be repurchased at USD 2,627,226, collateralized by Refinitiv US Holdings, Inc., 8.25%, due at 11/15/26, par and fair value of USD 2,700,000 and $2,980,125, respectively)		2,629	2,629,125
Barclays Bank plc, (0.20)%, Open (Purchased on 03/25/20 to be repurchased at USD 767,641, collateralized by Mattel, Inc., 6.75%, due at 12/31/25, par and fair value of USD 850,000 and $910,410, respectively)		768	768,188
Barclays Bank plc, (0.20)%, Open (Purchased on 04/03/20 to be repurchased at USD 1,592,277, collateralized by Beacon Roofing Supply, Inc., 4.88%, due at 11/01/25, par and fair value of USD 1,850,000 and $1,810,910, respectively)		1,593	1,593,313
Barclays Bank plc, (0.20)%, Open (Purchased on 06/26/20 to be repurchased at USD 4,036,510, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 3,845,000 and $4,056,475, respectively)		4,037	4,037,250
Barclays Bank plc, (0.20)%, Open (Purchased on 04/07/20 to be repurchased at USD 926,907, collateralized by Herc Holdings, Inc., 5.50%, due at 07/15/27, par and fair value of USD 1,000,000 and $1,057,500, respectively)		928	927,500
Barclays Bank plc, (0.20)%, Open (Purchased on 05/05/20 to be repurchased at USD 2,563,760, collateralized by Zayo Group Holdings, Inc., 6.13%, due at 03/01/28, par and fair value of USD 2,700,000 and $2,787,750, respectively)		2,565	2,565,000

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Capital, Inc., (0.75)%, Open (Purchased on 07/29/20 to be repurchased at USD 802,467, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 750,000 and $783,750, respectively)	USD	803	$802,500
BNP Paribas SA, (1.40)%, Open (Purchased on 06/16/20 to be repurchased at EUR 2,604,454, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,688,000 and $3,071,340, respectively)	EUR	2,607	3,071,371
BNP Paribas SA, (1.15)%, Open (Purchased on 04/28/20 to be repurchased at EUR 2,489,839, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 2,700,000 and $3,051,974, respectively)		2,497	2,941,739
BNP Paribas SA, (1.00)%, Open (Purchased on 06/10/20 to be repurchased at EUR 4,713,629, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 4,500,000 and $5,479,676, respectively)		4,720	5,560,142
BNP Paribas SA, (0.75)%, Open (Purchased on 03/23/20 to be repurchased at EUR 1,417,754, collateralized by eircom Finance DAC, 2.63%, due at 02/15/27, par and fair value of EUR 1,800,000 and $2,062,002, respectively)		1,422	1,674,578
BNP Paribas SA, (0.25)%, Open (Purchased on 05/12/20 to be repurchased at USD 952,458, collateralized by Icahn Enterprises LP, 5.25%, due at 05/15/27, par and fair value of USD 985,000 and $1,014,550, respectively)	USD	953	952,988
BNP Paribas SA, (0.20)%, Open (Purchased on 12/06/19 to be repurchased at USD 1,416,659, collateralized by Lions Gate Capital Holdings LLC, 5.88%, due at 11/01/24, par and fair value of USD 1,450,000 and $1,446,375, respectively)		1,405	1,404,688
BNP Paribas SA, 0.09%, Open (Purchased on 06/17/20 to be repurchased at USD 4,906,225, collateralized by U.S. Treasury Notes, 0.25%, due at 05/31/25, par and fair value of USD 4,925,000 and $4,935,966, respectively)		4,907	4,906,531
Citigroup Global Markets Ltd., (1.50)%, Open (Purchased on 06/04/20 to be repurchased at EUR 2,028,951, collateralized by Maxeda DIY Holding BV, 6.13%, due at 07/15/22, par and fair value of EUR 2,200,000 and $2,483,166, respectively)	EUR	2,034	2,395,392

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets Ltd., (0.85)%, Open (Purchased on 07/27/20 to be repurchased at EUR 2,075,253, collateralized by Ryanair DAC, 1.13%, due at 08/15/23, par and fair value of EUR 2,200,000 and $2,371,214, respectively)	EUR	2,075	$2,444,371
Citigroup Global Markets Ltd., (0.80)%, Open (Purchased on 06/15/20 to be repurchased at EUR 2,889,644, collateralized by Refinitiv US Holdings, Inc., 6.88%, due at 11/15/26, par and fair value of EUR 2,700,000 and $3,403,517, respectively)		2,893	3,407,264
Citigroup Global Markets Ltd., (0.80)%, Open (Purchased on 05/05/20 to be repurchased at EUR 3,109,981, collateralized by FCE Bank plc, 1.88%, due at 06/24/21, par and fair value of EUR 3,200,000 and $3,721,259, respectively)		3,116	3,670,417
Citigroup Global Markets, Inc., (0.25)%, Open (Purchased on 05/26/20 to be repurchased at USD 922,077, collateralized by Delta Air Lines, Inc., 3.63%, due at 03/15/22, par and fair value of USD 1,000,000 and $982,153, respectively)	USD	923	922,500
Citigroup Global Markets, Inc., (0.20)%, Open (Purchased on 03/23/20 to be repurchased at USD 717,731, collateralized by Kraft Heinz Foods Co., 4.88%, due at 10/01/49, par and fair value of USD 850,000 and $939,140, respectively)		718	718,250
Citigroup Global Markets, Inc., (0.20)%, Open (Purchased on 04/14/20 to be repurchased at USD 1,566,559, collateralized by Ardagh Packaging Finance plc, 5.25%, due at 04/30/25, par and fair value of USD 1,500,000 and $1,590,000, respectively)		1,568	1,567,500
Citigroup Global Markets, Inc., (0.20)%, Open (Purchased on 06/04/20 to be repurchased at USD 1,474,783, collateralized by CenturyLink, Inc., 5.13%, due at 12/15/26, par and fair value of USD 1,400,000 and $1,465,646, respectively)		1,475	1,475,250
Citigroup Global Markets, Inc., (0.20)%, Open (Purchased on 04/09/20 to be repurchased at USD 3,166,814, collateralized by Ally Financial, Inc., 3.88%, due at 05/21/24, par and fair value of USD 3,250,000 and $3,472,344, respectively)		3,169	3,168,750

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 07/30/20 to be repurchased at USD 2,537,989, collateralized by Southwest Airlines Co., 5.13%, due at 06/15/27, par and fair value of USD 2,400,000 and $2,522,755, respectively)	USD	2,538	$2,538,000
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 03/26/20 to be repurchased at USD 5,576,712, collateralized by Altice France Holding SA, 6.00%, due at 02/15/28, par and fair value of USD 6,250,000 and $6,242,437, respectively)		5,580	5,579,688
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 04/03/20 to be repurchased at USD 1,865,278, collateralized by SS&C Technologies, Inc., 5.50%, due at 09/30/27, par and fair value of USD 1,850,000 and $1,986,438, respectively)		1,866	1,866,188
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 04/09/20 to be repurchased at USD 1,646,120, collateralized by Bausch Health Cos., Inc., 5.00%, due at 01/30/28, par and fair value of USD 1,700,000 and $1,708,466, respectively)		1,647	1,646,875
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 05/15/20 to be repurchased at USD 2,057,169, collateralized by Elanco Animal Health, Inc., 5.65%, due at 08/28/28, par and fair value of USD 1,875,000 and $2,175,000, respectively)		2,058	2,057,812
Credit Suisse Securities USA LLC, (0.20)%, Open (Purchased on 04/06/20 to be repurchased at USD 1,788,433, collateralized by Uber Technologies, Inc., 8.00%, due at 11/01/26, par and fair value of USD 1,850,000 and $1,941,667, respectively)		1,790	1,789,875
Credit Suisse Securities USA LLC, (0.15)%, Open (Purchased on 03/19/20 to be repurchased at USD 1,362,364, collateralized by Kraft Heinz Foods Co., 3.75%, due at 04/01/30, par and fair value of USD 1,500,000 and $1,625,624, respectively)		1,363	1,363,125
Credit Suisse Securities USA LLC, (0.15)%, Open (Purchased on 03/17/20 to be repurchased at USD 1,757,753, collateralized by Netflix, Inc., 4.88%, due at 04/15/28, par and fair value of USD 1,750,000 and $2,034,235, respectively)		1,759	1,758,750

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Credit Suisse Securities USA LLC, (0.15)%, Open (Purchased on 11/27/19 to be repurchased at USD 1,439,186, collateralized by Lions Gate Capital Holdings LLC, 6.38%, due at 02/01/24, par and fair value of USD 1,435,000 and $1,448,503, respectively)	USD	1,426	$1,426,031
Goldman Sachs International, (2.00)%, Open (Purchased on 10/24/19 to be repurchased at EUR 2,167,614, collateralized by eircom Finance DAC, 1.75%, due at 11/01/24, par and fair value of EUR 2,200,000 and $2,516,616, respectively)	EUR	2,186	2,575,216
Goldman Sachs International, (0.90)%, Open (Purchased on 04/08/20 to be repurchased at EUR 2,529,314, collateralized by eircom Finance DAC, 3.50%, due at 05/15/26, par and fair value of EUR 2,500,000 and $2,981,892, respectively)		2,536	2,987,546
JPMorgan Securities plc, (1.85)%, Open (Purchased on 03/20/20 to be repurchased at EUR 581,963, collateralized by eircom Finance DAC, 2.63%, due at 02/15/27, par and fair value of EUR 750,000 and $859,167, respectively)		586	690,170
JPMorgan Securities plc, (1.65)%, Open (Purchased on 10/25/19 to be repurchased at EUR 1,308,386, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,300,000 and $1,469,469, respectively)		1,325	1,561,104
JPMorgan Securities plc, (1.65)%, Open (Purchased on 10/25/19 to be repurchased at EUR 1,308,386, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,300,000 and $1,469,469, respectively)		1,325	1,561,104
JPMorgan Securities plc, (0.85)%, Open (Purchased on 12/02/19 to be repurchased at EUR 1,292,531, collateralized by ARD Finance SA, 5.00%, due at 06/30/27, par and fair value of EUR 1,300,000 and $1,491,597, respectively)		1,300	1,531,250
JPMorgan Securities plc, (0.85)%, Open (Purchased on 05/29/20 to be repurchased at EUR 4,173,709, collateralized by Ardagh Packaging Finance plc, 2.13%, due at 08/15/26, par and fair value of EUR 4,300,000 and $4,944,887, respectively)		4,180	4,923,512

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
JPMorgan Securities plc, (0.85)%, Open (Purchased on 01/07/20 to be repurchased at EUR 2,574,192, collateralized by National Bank of Greece SA, 8.25%, due at 07/18/29, par and fair value of EUR 2,250,000 and $2,736,016, respectively)	EUR	2,587	$3,047,018
JPMorgan Securities plc, (0.85)%, Open (Purchased on 11/06/19 to be repurchased at EUR 3,302,069, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 3,300,000 and $3,770,618, respectively)		3,323	3,914,442
JPMorgan Securities plc, (0.75)%, Open (Purchased on 07/17/20 to be repurchased at EUR 564,004, collateralized by Mulhacen Pte. Ltd., 6.50%, due at 08/01/23, par and fair value of EUR 1,250,000 and $588,975, respectively)		564	664,217
JPMorgan Securities plc, (0.75)%, Open (Purchased on 05/19/20 to be repurchased at EUR 941,761, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 1,150,000 and $1,330,259, respectively)		943	1,111,037
JPMorgan Securities plc, (0.45)%, Open (Purchased on 06/26/20 to be repurchased at GBP 2,146,188, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 2,214,000 and $2,840,163, respectively)	GBP	2,145	2,808,255
JPMorgan Securities plc, (0.35)%, Open (Purchased on 06/17/20 to be repurchased at GBP 1,396,490, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 1,400,000 and $1,795,948, respectively)		1,397	1,828,770
JPMorgan Securities plc, (0.35)%, Open (Purchased on 06/18/20 to be repurchased at GBP 875,718, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 886,000 and $1,136,579, respectively)		876	1,146,761
JPMorgan Securities plc, (0.20)%, Open (Purchased on 03/03/20 to be repurchased at GBP 598,575, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 600,000 and $769,692, respectively)		598	782,557

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Merrill Lynch International, (1.45)%, Open (Purchased on 11/12/19 to be repurchased at EUR 2,366,985, collateralized by Nouryon Holding BV, 6.50%, par and fair value of EUR 2,300,000 and $2,770,585, respectively)(i)	EUR	2,392	$2,817,928
Merrill Lynch International, (1.45)%, Open (Purchased on 05/13/20 to be repurchased at EUR 1,336,853, collateralized by Nouryon Holding BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,397,000 and $1,682,829, respectively)		1,341	1,579,772
RBC Capital Markets LLC, (3.50)%, Open (Purchased on 01/08/20 to be repurchased at USD 1,865,000, collateralized by Washington Prime Group LP, 6.45%, due at 08/15/24, par and fair value of USD 2,000,000 and $780,000, respectively)	USD	1,865	1,865,000
RBC Capital Markets LLC, (0.20)%, Open (Purchased on 03/17/20 to be repurchased at USD 3,512,219, collateralized by Beacon Roofing Supply, Inc., 4.88%, due at 11/01/25, par and fair value of USD 3,900,000 and $3,817,593, respectively)		3,515	3,514,875
RBC Capital Markets LLC, (0.20)%, Open (Purchased on 07/17/20 to be repurchased at USD 2,531,081, collateralized by MGM Resorts International, 5.75%, due at 06/15/25, par and fair value of USD 2,500,000 and $2,581,250, respectively)		2,531	2,531,250
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 05/22/20 to be repurchased at USD 4,277,805, collateralized by Clarios Global LP, 8.50%, due at 05/15/27, par and fair value of USD 4,400,000 and $4,624,400, respectively)		4,279	4,279,000
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 05/20/20 to be repurchased at USD 4,101,832, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 3,950,000 and $4,167,250, respectively)		4,103	4,103,062
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 06/03/20 to be repurchased at USD 4,299,305, collateralized by Terrier Media Buyer, Inc., 8.88%, due at 12/15/27, par and fair value of USD 4,130,000 and $4,233,250, respectively)		4,300	4,300,362

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 03/19/20 to be repurchased at USD 1,735,062, collateralized by Netflix, Inc., 4.88%, due at 04/15/28, par and fair value of USD 1,825,000 and $2,121,417, respectively)	USD	1,736	$1,736,031
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 03/18/20 to be repurchased at USD 4,359,115, collateralized by Uber Technologies, Inc., 7.50%, due at 09/15/27, par and fair value of USD 5,035,000 and $5,267,869, respectively)		4,362	4,361,569
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 03/17/20 to be repurchased at USD 5,452,221, collateralized by Mattel, Inc., 6.75%, due at 12/31/25, par and fair value of USD 5,750,000 and $6,158,652, respectively)		5,455	5,455,313
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 02/18/20 to be repurchased at USD 3,576,549, collateralized by Kraft Heinz Foods Co., 4.63%, due at 01/30/29, par and fair value of USD 3,250,000 and $3,702,829, respectively)		3,555	3,554,688
RBC Capital Markets LLC, 0.00%, Open (Purchased on 07/31/20 to be repurchased at USD 1,706,250, collateralized by Kraft Heinz Foods Co., 4.63%, due at 01/30/29, par and fair value of USD 1,500,000 and $1,708,998, respectively)		1,706	1,706,250
RBC Europe Ltd., (2.00)%, Open (Purchased on 10/28/19 to be repurchased at EUR 1,972,807, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,950,000 and $2,204,204, respectively)	EUR	2,004	2,360,055
RBC Europe Ltd., (0.30)%, Open (Purchased on 03/23/20 to be repurchased at GBP 634,085, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 790,000 and $1,013,428, respectively)	GBP	635	830,918

Total Borrowed Bond Agreements — 9.7% (Cost: $165,605,084)			170,118,481

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.08%(v)*		19,476,089	$19,476,089

Total Money Market Funds — 1.1% (Cost: $19,476,089)			19,476,089

Total Short-Term Securities — 10.8% (Cost: $185,081,173)			189,594,570

Total Options Purchased — 0.9% (Cost: $18,834,416)			16,723,565

Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short — 106.9% (Cost: $1,937,560,422)			1,875,173,360

Total Options Written — (0.4)% (Premiums Received — $7,841,098)			(7,425,807)

		Par (000)

Borrowed Bonds — (10.0)%

Corporate Bonds — (9.7)%

Belgium — (0.3)%
Telenet Finance Luxembourg Notes SARL, 3.50%, 03/01/28	EUR	4,500	(5,479,676)

Canada — (0.1)%
Air Canada, 7.75%, 04/15/21(a)	USD	1,900	(1,919,000)

Greece — (0.2)%
National Bank of Greece SA, (EUR Swap Annual 5 Year + 8.46%), 8.25%, 07/18/29(b)	EUR	2,250	(2,736,016)

Ireland — (0.8)%
eircom Finance DAC:
1.75%, 11/01/24		4,700	(5,376,408)
2.63%, 02/15/27		2,550	(2,921,169)
3.50%, 05/15/26		2,500	(2,981,892)
Ryanair DAC, 1.13%, 08/15/23		2,200	(2,371,214)

			(13,650,683)

Israel — (0.1)%
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 07/21/23	USD	1,270	(1,231,900)

Luxembourg — (1.1)%
Altice France Holding SA, 6.00%, 02/15/28(a)		6,250	(6,242,437)
ARD Finance SA, 5.00%, (5.00% Cash or 5.75% PIK), 06/30/27(h)	EUR	5,400	(6,195,864)
INEOS Finance plc, 2.88%, 05/01/26		5,988	(6,841,958)

			(19,280,259)

Netherlands — (0.6)%
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 4.68%), 4.37%(b)(i)		2,400	(2,830,614)
Lincoln Financing SARL, 3.63%, 04/01/24		1,150	(1,330,259)
Maxeda DIY Holding BV, 6.13%, 07/15/22		2,200	(2,483,166)
Nouryon Holding BV, 6.50%, 10/01/26		3,697	(4,453,414)

			(11,097,453)

Singapore — (0.0)%
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(h)		1,250	(588,975)

Security		Par (000)	Value

Spain — (0.9)%
Banco Bilbao Vizcaya Argentaria SA:
3.50%, 02/10/27	EUR	3,700	$(4,814,816)
(EUR Swap Annual 5 Year + 6.46%), 6.00%(b)(i)		2,400	(2,753,576)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		7,250	(8,195,116)

			(15,763,508)

United Kingdom — (0.6)%
FCE Bank plc, 1.88%, 06/24/21		3,200	(3,721,259)
TalkTalk Telecom Group plc, 3.88%, 02/20/25	GBP	5,890	(7,555,810)

			(11,277,069)

United States — (5.0)%
Ally Financial, Inc., 3.88%, 05/21/24	USD	3,250	(3,472,344)
Ardagh Packaging Finance plc:
2.13%, 08/15/26	EUR	4,300	(4,944,887)
5.25%, 04/30/25(a)	USD	1,500	(1,590,000)
Bausch Health Cos., Inc., 5.00%, 01/30/28(a)		1,700	(1,708,466)
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)		5,750	(5,628,503)
CenturyLink, Inc., 5.13%, 12/15/26(a)		1,400	(1,465,646)
Clarios Global LP, 8.50%, 05/15/27(a)		4,400	(4,624,400)
Delta Air Lines, Inc., 3.63%, 03/15/22		1,000	(982,153)
Elanco Animal Health, Inc., 5.65%, 08/28/28(k)		1,875	(2,175,000)
Herc Holdings, Inc., 5.50%, 07/15/27(a)		1,000	(1,057,500)
Icahn Enterprises LP, 5.25%, 05/15/27		985	(1,014,550)
Kraft Heinz Foods Co.:
3.75%, 04/01/30(a)		1,500	(1,625,624)
4.63%, 01/30/29(d)		3,250	(3,702,829)
4.88%, 10/01/49(a)		850	(939,140)
Lions Gate Capital Holdings LLC(a):
5.88%, 11/01/24		1,450	(1,446,375)
6.38%, 02/01/24		1,435	(1,448,503)
Mattel, Inc., 6.75%, 12/31/25(a)		6,600	(7,069,062)
MGM Resorts International, 5.75%, 06/15/25		2,500	(2,581,250)
Netflix, Inc., 4.88%, 04/15/28		3,575	(4,155,652)
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		750	(783,750)
Refinitiv US Holdings, Inc.:
6.88%, 11/15/26	EUR	2,700	(3,403,517)
8.25%, 11/15/26(a)	USD	2,700	(2,980,125)
Southwest Airlines Co., 5.13%, 06/15/27		2,400	(2,522,755)
Sprint Capital Corp., 6.88%, 11/15/28		850	(1,102,195)
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		1,850	(1,986,438)
Tenet Healthcare Corp., 6.75%, 06/15/23		7,795	(8,223,725)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(a)		4,130	(4,233,250)
Uber Technologies, Inc.(a):
7.50%, 09/15/27		5,035	(5,267,869)
8.00%, 11/01/26		1,850	(1,941,667)
Washington Prime Group LP, 6.45%, 08/15/24(k)		2,000	(780,000)
Zayo Group Holdings, Inc., 6.13%, 03/01/28(a)		2,700	(2,787,750)

			(87,644,925)

Total Corporate Bonds — (9.7)% (Proceeds: $161,592,661)			(170,669,464)

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — (0.3)%

United States — (0.3)%
U.S. Treasury Notes, 0.25%, 05/31/25	USD	4,925	$(4,935,966)

Total U.S. Treasury Obligations — (0.3)% (Proceeds: $4,900,410)			(4,935,966)

Total Borrowed Bonds — (10.0)% (Proceeds: $166,493,071)			(175,605,430)

Investments Sold Short — (0.1)%

Corporate Bonds — (0.1)%

United States — (0.1)%
Southwest Airlines Co., 5.13%, 06/15/27		1,250	(1,313,935)

Total Corporate Bonds — (0.1)% (Proceeds: $1,311,650)			(1,313,935)

Total Investments Sold Short — (0.1)% (Proceeds: $1,311,650)			(1,313,935)

Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 96.4% (Cost: $1,761,914,603)			1,690,828,188

Other Assets Less Liabilities — 3.6%			62,637,179

Net Assets — 100.0%			$1,753,465,367

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Non-income producing security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Convertible security.
(g)	Zero-coupon bond.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,371,330, representing 0.14% of its net assets as of period end, and an original cost of $2,047,140.

(n)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(p)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Amount is less than 500.
(s)	Fixed rate.
(t)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(u)	The amount to be repurchased assumes the maturity will be the day after the period end.
(v)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	352,769,761	—	(333,293,672)	19,476,089	$19,476,089	$607,907	$30	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	391,756	(358,474)	33,282	2,841,950	45,911	203,939	39,678
iShares iBoxx $ High Yield Corporate Bond ETF(c)	—	(200,000)	200,000	—	—	—	113,840	—

					$22,318,039	$653,818	$317,809	$39,678

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Bank plc	0.55%	07/20/20	Open	(a)	$10,350,000	$10,351,897	Corporate Bonds	Open/Demand (a)
BNP Paribas SA	0.45	07/27/20	Open	(a)	5,601,925	5,602,275	Corporate Bonds	Open/Demand (a)
BNP Paribas SA	0.45	07/27/20	Open	(a)	7,070,000	7,070,442	Corporate Bonds	Open/Demand (a)
BNP Paribas SA	0.75	07/28/20	Open	(a)	14,550,000	14,551,213	Corporate Bonds	Open/Demand (a)
Barclays Bank plc	0.85	07/31/20	08/03/20		12,656,250	12,656,549	Corporate Bonds	Overnight

					$50,228,175	$50,232,376

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-Bobl	64	09/08/20	$10,196	$(74,966)
Euro-BTP	90	09/08/20	15,583	(646,035)
Euro-Bund	142	09/08/20	29,694	(215,418)
Russell 2000 E-Mini Index	100	09/18/20	7,389	(131,679)
U.S. Treasury 10 Year Note	107	09/21/20	14,988	(123,555)
U.S. Treasury 10 Year Ultra Note	25	09/21/20	3,981	(56,196)
U.S. Treasury Long Bond	11	09/21/20	2,005	(53,695)
U.S. Treasury Ultra Bond	5	09/21/20	1,138	(50,571)
Long Gilt	12	09/28/20	2,176	(34,107)
U.S. Treasury 2 Year Note	52	09/30/20	11,491	(10,629)
U.S. Treasury 5 Year Note	590	09/30/20	74,414	(331,886)

				$(1,728,737)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,967,233	JPY	208,000,000	Deutsche Bank AG	08/03/20	$2,281
EUR	310,774,580	USD	365,937,068	Citibank NA	08/05/20	147,399
GBP	25,952,123	USD	33,885,687	Citibank NA	08/05/20	85,827
USD	97,720,048	EUR	82,589,000	UBS AG	09/03/20	370,742
USD	24,548,834	GBP	18,670,000	State Street Bank and Trust Co.	09/03/20	105,696

						711,945

EUR	45,383,000	USD	53,625,220	Banco Santander SA	08/05/20	(165,212)
EUR	82,589,000	USD	97,660,584	UBS AG	08/05/20	(372,865)
GBP	18,670,000	USD	24,544,988	State Street Bank and Trust Co.	08/05/20	(105,825)
USD	5,955,701	EUR	5,294,000	BNP Paribas SA	08/05/20	(280,495)
USD	364,507,768	EUR	323,770,580	Citibank NA	08/05/20	(16,885,653)
USD	381,048	EUR	333,000	Deutsche Bank AG	08/05/20	(11,218)
USD	90,376,181	EUR	80,569,000	Goldman Sachs International	08/05/20	(4,532,030)
USD	8,077,661	EUR	7,137,000	HSBC Bank plc	08/05/20	(329,542)
USD	675,485	EUR	598,000	JPMorgan Chase Bank NA	08/05/20	(28,943)
USD	5,942,856	EUR	5,122,763	Royal Bank of Canada	08/05/20	(91,627)
USD	2,253,886	EUR	1,996,000	Standard Chartered Bank	08/05/20	(97,350)
USD	94,683	EUR	83,000	State Street Bank and Trust Co.	08/05/20	(3,089)
USD	3,881,720	EUR	3,439,000	UBS AG	08/05/20	(169,334)
USD	11,763,176	EUR	10,413,000	Westpac Banking Corp.	08/05/20	(503,070)
USD	38,432,819	GBP	31,208,123	Citibank NA	08/05/20	(2,418,838)
USD	16,253,504	GBP	13,213,000	HSBC Bank plc	08/05/20	(1,042,407)
USD	170,657	GBP	137,000	JPMorgan Chase Bank NA	08/05/20	(8,677)
USD	80,855	GBP	64,000	Royal Bank of Canada	08/05/20	(2,921)
USD	366,154,921	EUR	310,774,580	Citibank NA	09/03/20	(161,293)
USD	42,818,862	GBP	32,808,123	Citibank NA	09/03/20	(134,189)
USD	633,315	HKD	4,915,000	Bank of America NA	09/15/20	(858)
USD	633,530	HKD	4,916,574	Morgan Stanley & Co. International plc	09/15/20	(846)

						(27,346,282)

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Xilinx, Inc.	850	08/07/20	USD	110.00	USD	9,125	$55,250
Gray Television, Inc.	400	08/21/20	USD	20.00	USD	574	3,000
Microsoft Corp.	1,000	08/21/20	USD	240.00	USD	20,501	28,000
STOXX Europe 600 Banks Index	2,036	08/21/20	EUR	105.00	EUR	9,065	32,977
STOXX Europe 600 Banks Index	2,254	08/21/20	EUR	102.50	EUR	10,036	49,783
VanEck Vectors Gold Miners ETF	1,000	08/21/20	USD	45.00	USD	4,294	103,000
Walmart, Inc.	500	08/21/20	USD	140.00	USD	6,470	29,500
Western Digital Corp.	750	08/21/20	USD	47.50	USD	3,233	64,875
Caesars Entertainment, Inc.	288	09/18/20	USD	10.00	USD	894	84,960
EURO STOXX 50 Index	629	09/18/20	EUR	3,400.00	EUR	19,966	146,704
Intel Corp.	500	09/18/20	USD	75.00	USD	2,387	3,250
iShares MSCI EAFE ETF	850	09/18/20	USD	66.00	USD	5,274	22,100
iShares MSCI EAFE ETF	1,750	09/18/20	USD	68.00	USD	10,859	14,000
NXP Semiconductors NV	1,500	09/18/20	USD	150.00	USD	17,630	18,750
S&P 500 Index	72	09/18/20	USD	3,200.00	USD	23,552	1,020,960
S&P 500 Index	163	09/18/20	USD	3,150.00	USD	53,319	2,917,700
S&P 500 Index	172	09/18/20	USD	3,400.00	USD	56,263	553,840
VanEck Vectors Gold Miners ETF	1,000	09/18/20	USD	50.00	USD	4,294	79,500
Walt Disney Co. (The)	500	09/18/20	USD	150.00	USD	5,847	10,500
Walt Disney Co. (The)	750	09/18/20	USD	145.00	USD	8,771	21,750
Walt Disney Co. (The)	1,250	09/18/20	USD	155.00	USD	14,618	21,875
Xilinx, Inc.	2,000	09/18/20	USD	120.00	USD	21,470	337,000
Zimmer Biomet Holdings, Inc.	150	09/18/20	USD	155.00	USD	2,023	18,375
Zimmer Biomet Holdings, Inc.	400	09/18/20	USD	150.00	USD	5,394	80,000
Micron Technology, Inc.	250	10/16/20	USD	60.00	USD	1,251	27,125
Micron Technology, Inc.	500	10/16/20	USD	65.00	USD	2,503	28,000
Sabre Corp.	500	10/16/20	USD	15.00	USD	378	6,250
Western Digital Corp.	2,352	10/16/20	USD	70.00	USD	10,137	23,520
Xerox Holdings Corp.	2,000	10/16/20	USD	25.00	USD	3,330	20,000
Freeport-McMoran, Inc.	1,250	11/20/20	USD	15.00	USD	1,615	94,375
Altice Europe NV	6,721	12/18/20	EUR	4.50	EUR	2,695	360,224
EURO STOXX 50 Index	367	12/18/20	EUR	3,300.00	EUR	11,650	532,387
S&P 500 Index	228	12/18/20	USD	3,500.00	USD	74,582	1,641,600
Xerox Holdings Corp.	525	01/15/21	USD	30.00	USD	874	7,876

							8,459,006

Put
iShares Russell 2000 ETF	500	08/07/20	USD	142.00	USD	7,368	36,500
SPDR S&P 500 ETF Trust	515	08/07/20	USD	312.00	USD	16,816	24,205
EURO STOXX 50 Index	527	08/14/20	EUR	3,300.00	EUR	16,729	793,977
SPDR S&P 500 ETF Trust	500	08/14/20	USD	307.00	USD	16,326	47,000
American Airlines Group, Inc.	800	08/21/20	USD	9.00	USD	890	15,200
Avis Budget Group, Inc.	427	08/21/20	USD	8.00	USD	1,106	3,203
CommScope Holding Co., Inc.	550	08/21/20	USD	8.00	USD	510	13,750
EURO STOXX 50 Index	351	08/21/20	EUR	3,200.00	EUR	11,142	322,706
Ford Motor Co.	850	08/21/20	USD	5.00	USD	562	1,275
iShares Russell 2000 ETF	500	08/21/20	USD	135.00	USD	7,368	51,750
Macy’s, Inc.	500	08/21/20	USD	5.00	USD	303	6,250
Macy’s, Inc.	1,000	08/21/20	USD	3.00	USD	606	2,500
Occidental Petroleum Corp.	750	08/21/20	USD	11.00	USD	1,181	21,000
Occidental Petroleum Corp.	1,150	08/21/20	USD	10.00	USD	1,810	41,975
Occidental Petroleum Corp.	2,000	08/21/20	USD	12.50	USD	3,148	70,000
Restaurant Brands International, Inc.	750	08/21/20	USD	45.00	USD	4,286	13,125
S&P 500 Index	71	08/21/20	USD	3,100.00	USD	23,225	142,710
S&P 500 Index	71	08/21/20	USD	3,150.00	USD	23,225	202,705
S&P 500 Index	124	08/21/20	USD	2,875.00	USD	40,562	65,100
S&P 500 Index	124	08/21/20	USD	3,150.00	USD	40,562	344,100
S&P 500 Index	142	08/21/20	USD	2,900.00	USD	46,450	88,750
S&P 500 Index	144	08/21/20	USD	3,100.00	USD	47,104	300,960
Tesla, Inc.	51	08/21/20	USD	1,100.00	USD	7,297	59,543
Teva Pharmaceutical Industries Ltd.	850	08/21/20	USD	10.00	USD	981	18,275
Uber Technologies, Inc.	750	08/21/20	USD	28.00	USD	2,270	64,125

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
VanEck Vectors Semiconductor ETF	535	08/21/20	USD	135.00	USD	8,893	$6,420
Delta Air Lines, Inc.	750	09/18/20	USD	12.00	USD	1,873	6,375
Invesco Senior Loan ETF	3,510	09/18/20	USD	20.00	USD	7,596	61,425
S&P 500 Index	106	09/18/20	USD	3,225.00	USD	34,674	904,180
S&P 500 Index	106	09/18/20	USD	2,925.00	USD	34,674	304,750
Southwest Airlines Co.	350	09/18/20	USD	20.00	USD	1,081	5,075
Southwest Airlines Co.	1,600	09/18/20	USD	15.00	USD	4,942	13,600
Teva Pharmaceutical Industries Ltd.	750	09/18/20	USD	10.00	USD	866	31,125
Uber Technologies, Inc.	750	09/18/20	USD	20.00	USD	2,270	11,250
AerCap Holdings NV	1,250	10/16/20	USD	15.00	USD	3,366	25,000
Air Canada	2,000	10/16/20	CAD	10.00	CAD	3,022	79,137
American Airlines Group, Inc.	1,000	11/20/20	USD	6.00	USD	1,112	53,000
American Airlines Group, Inc.	1,500	11/20/20	USD	8.00	USD	1,668	180,750
Allegiant Travel Co.	200	12/18/20	USD	40.00	USD	2,241	23,500
Southwest Airlines Co.	500	12/18/20	USD	15.00	USD	1,545	8,750
Southwest Airlines Co.	500	12/18/20	USD	12.50	USD	1,545	9,500
Air Canada	400	01/15/21	CAD	8.00	CAD	604	19,112
Allegiant Travel Co.	200	01/15/21	USD	40.00	USD	2,241	27,500
American Airlines Group, Inc.	750	01/15/21	USD	7.00	USD	834	103,125
American Airlines Group, Inc.	2,500	01/15/21	USD	5.00	USD	2,780	182,500
Delta Air Lines, Inc.	1,000	01/15/21	USD	5.00	USD	2,497	11,500
United Airlines Holdings, Inc.	150	01/15/21	USD	15.00	USD	471	14,025
United Airlines Holdings, Inc.	850	01/15/21	USD	10.00	USD	2,667	35,275

							4,867,558

							$13,326,564

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
SoftBank Group Corp.	Goldman Sachs International	502	09/04/20	JPY	7,000.00	JPY	3,311	$57,381

Put
SoftBank Group Corp.	Goldman Sachs International	1,152	08/28/20	JPY	5,750.00	JPY	7,597	112,916

								$170,297

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)(a)	Value
Call
Bought Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	Goldman Sachs International	08/19/20 USD	65.00	USD	50,000	$26,886
Bought Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00	Quarterly	Morgan Stanley & Co. International plc	08/19/20 USD	70.00	USD	100,000	153,624
Bought Protection on 5-Year Credit Default Swap	CDX.NA.HY.34.V7	Quarterly	5.00	Quarterly	Goldman Sachs International	08/19/20 USD	103.00	USD	20,000	103,377
Bought Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	09/16/20 EUR	337.50	EUR	16,600	90,270

										374,157

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)(a)	Value
Put
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.34.V7	Quarterly	Goldman Sachs International	08/19/20 USD	97.00	USD	11,275	$9,313
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	11/18/20 EUR	400.00	EUR	49,500	1,415,019
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	Credit Suisse International	08/19/20 EUR	412.50	EUR	49,800	296,379
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	JPMorgan Chase Bank NA	08/19/20 EUR	437.50	EUR	49,800	187,786
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	Credit Suisse International	10/21/20 EUR	450.00	EUR	33,000	529,347
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	11/18/20 EUR	625.00	EUR	49,500	414,703

										2,852,547

										$3,226,704

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Xilinx, Inc.	1,350	08/07/20	USD	120.00	USD	14,492	$(8,100)
Microsoft Corp.	1,000	08/21/20	USD	260.00	USD	20,501	(14,000)
STOXX Europe 600 Banks Index	2,036	08/21/20	EUR	115.00	EUR	9,065	(41,970)
STOXX Europe 600 Banks Index	4,508	08/21/20	EUR	110.00	EUR	20,072	(106,204)
VanEck Vectors Gold Miners ETF	1,000	08/21/20	USD	50.00	USD	4,294	(25,000)
Walmart, Inc.	1,000	08/21/20	USD	155.00	USD	12,940	(10,000)
Western Digital Corp.	750	08/21/20	USD	52.50	USD	3,233	(16,875)
EURO STOXX 50 Index	629	09/18/20	EUR	3,550.00	EUR	19,966	(23,339)
S&P 500 Index	163	09/18/20	USD	3,300.00	USD	53,319	(1,259,175)
S&P 500 Index	244	09/18/20	USD	3,500.00	USD	79,815	(264,740)
Walt Disney Co. (The)	750	09/18/20	USD	160.00	USD	8,771	(10,124)
Altice Europe NV	6,721	12/18/20	EUR	6.50	EUR	2,695	(83,129)
EURO STOXX 50 Index	367	12/18/20	EUR	3,550.00	EUR	11,650	(151,524)
S&P 500 Index	228	12/18/20	USD	3,600.00	USD	74,582	(953,040)

							(2,967,220)

Put
iShares Russell 2000 ETF	500	08/07/20	USD	134.00	USD	7,368	(4,750)
SPDR S&P 500 ETF Trust	1,030	08/07/20	USD	300.00	USD	33,632	(13,905)
EURO STOXX 50 Index	527	08/14/20	EUR	3,100.00	EUR	16,729	(189,959)
SPDR S&P 500 ETF Trust	500	08/14/20	USD	297.00	USD	16,326	(22,000)
iShares Russell 2000 ETF	500	08/21/20	USD	125.00	USD	7,368	(14,250)
Restaurant Brands International, Inc.	750	08/21/20	USD	40.00	USD	4,286	(11,250)
S&P 500 Index	53	08/21/20	USD	3,000.00	USD	17,337	(56,710)
S&P 500 Index	71	08/21/20	USD	2,800.00	USD	23,225	(26,270)
S&P 500 Index	71	08/21/20	USD	2,900.00	USD	23,225	(42,245)
S&P 500 Index	124	08/21/20	USD	3,025.00	USD	40,562	(155,000)
S&P 500 Index	215	08/21/20	USD	3,000.00	USD	70,329	(239,725)
STOXX Europe 600 Banks Index	2,254	08/21/20	EUR	92.50	EUR	10,036	(617,311)
Tesla, Inc.	51	08/21/20	USD	1,000.00	USD	7,297	(34,298)

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Uber Technologies, Inc.	750	08/21/20	USD	23.00	USD	2,270	$(9,750)
VanEck Vectors Semiconductor ETF	535	08/21/20	USD	120.00	USD	8,893	(6,955)
Invesco Senior Loan ETF	1,250	09/18/20	USD	17.00	USD	2,705	(7,500)
S&P 500 Index	106	09/18/20	USD	3,100.00	USD	34,674	(576,110)
S&P 500 Index	106	09/18/20	USD	3,050.00	USD	34,674	(481,770)

							(2,509,758)

							$(5,476,978)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
SoftBank Group Corp.	Goldman Sachs International	502	09/04/20	JPY	8,000.00	JPY	3,311	$(3,396)

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating (a)		Exercise Price		Notional Amount (000) (b)	Value
Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.34.V7	Quarterly	5.00%	Quarterly	Goldman Sachs International	08/19/20	NR	USD	92.00	USD	11,275	$(5,333)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	09/16/20	NR	EUR	475.00	EUR	16,600	(121,118)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	Credit Suisse International	08/19/20	NR	EUR	487.50	EUR	49,800	(88,707)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	11/18/20	NR	EUR	500.00	EUR	49,500	(775,951)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	11/18/20	NR	EUR	525.00	EUR	49,500	(677,842)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	Credit Suisse International	10/21/20	NR	EUR	550.00	EUR	33,000	(276,482)

												$(1,945,433)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V10	5.00%	Quarterly	12/20/24	USD	2,778	$(95,947)	$(254,357)	$158,410
ITRAXX.FINSUB.32.V1	1.00	Quarterly	12/20/24	EUR	18,450	320,236	1,149,983	(829,747)
CDX.NA.HY.34.V1	5.00	Quarterly	06/20/25	USD	12,455	(423,178)	(201,890)	(221,288)
ITRAXX.EUR.CROSSOVER.33.V1	5.00	Quarterly	06/20/25	EUR	12,848	(900,076)	(984,126)	84,050
ITRAXX.EUR.MAIN.33.V1	1.00	Quarterly	06/20/25	EUR	182,510	(4,404,046)	(4,120,948)	(283,098)

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSUB.33.V1	1.00%	Quarterly	06/20/25	EUR	24,930	$689,664	$1,150,646	$(460,982)

						$(4,813,347)	$(3,260,692)	$(1,552,655)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.33.V1	1.00%	Quarterly	06/20/25	A-		EUR	600	$9,976	$5,762	$4,214

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3.15%	Semi-Annual	3 month LIBOR	Quarterly	11/16/23	USD	33,000	$(3,403,476)	$—	$ (3,403,476)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Airlines Group, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/20	USD	5,000	$341,830	$550,781	$(208,951)
Avis Budget Car Rental LLC	5.00	Quarterly	Barclays Bank plc	12/20/20	USD	260	(1,878)	19,210	(21,088)
Avis Budget Car Rental LLC	5.00	Quarterly	Barclays Bank plc	12/20/20	USD	260	(1,878)	30,969	(32,847)
Avis Budget Car Rental LLC	5.00	Quarterly	Barclays Bank plc	12/20/20	USD	260	(1,885)	24,053	(25,938)
Avis Budget Car Rental LLC	5.00	Quarterly	Goldman Sachs International	12/20/20	USD	265	(1,914)	17,166	(19,080)
Mattel, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	4,870	(8,604)	21,378	(29,982)
Mattel, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	4,870	(8,604)	15,288	(23,892)
Altice Luxembourg SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	EUR	2,220	(102,651)	(68,400)	(34,251)
American Airlines Group, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/21	USD	3,000	730,925	843,600	(112,675)
American Airlines Group, Inc.	5.00	Quarterly	Goldman Sachs Bank USA	06/20/21	USD	3,000	730,925	753,913	(22,988)
American Airlines Group, Inc.	5.00	Quarterly	Goldman Sachs Bank USA	06/20/21	USD	3,000	730,925	1,217,276	(486,351)
Carnival Corp.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	2,040	117,726	158,831	(41,105)
Casino Guichard Perrachon SA	5.00	Quarterly	Goldman Sachs International	06/20/21	EUR	660	23,068	16,722	6,346
Delta Air Lines, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/21	USD	3,000	18,352	110,870	(92,518)
Ford Motor Co.	5.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,710	(54,736)	38,988	(93,724)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	EUR	1,670	82,239	148,711	(66,472)
HP, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	5,500	(49,124)	46,434	(95,558)
SoftBank Group Corp.	1.00	Quarterly	Citibank NA	06/20/21	JPY	333,801	20,959	30,316	(9,357)
United Airlines Holdings, Inc.	5.00	Quarterly	Goldman Sachs Bank USA	06/20/21	USD	3,000	122,494	255,000	(132,506)
United Airlines Holdings, Inc.	5.00	Quarterly	Goldman Sachs Bank USA	06/20/21	USD	3,000	122,494	194,257	(71,763)
Casino Guichard Perrachon SA	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/21	EUR	2,500	138,730	(9,041)	147,771
Iceland Bondco plc	5.00	Quarterly	Credit Suisse International	12/20/21	EUR	2,150	22,611	19,773	2,838
J.P. Morgan Structured Products BV	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/21	EUR	1,850	28,930	112,188	(83,258)
Vue International Bidco plc	5.00	Quarterly	Credit Suisse International	12/20/21	EUR	3,730	330,681	(71,037)	401,718
Stonegate Pub Co. Financing plc	5.00	Quarterly	Credit Suisse International	03/20/22	EUR	1,700	(48,100)	(39,329)	(8,771)
Altice Luxembourg SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/22	EUR	2,480	(167,625)	(48,640)	(118,985)

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Airlines Group, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/22	USD	3,000	$1,308,384	$1,495,265	$(186,881)
Avis Budget Car Rental LLC	5.00	Quarterly	Citibank NA	06/20/22	USD	1,680	9,285	89,285	(80,000)
Bausch Health Cos., Inc.	5.00	Quarterly	Citibank NA	06/20/22	USD	3,350	(278,809)	(231,570)	(47,239)
Ford Motor Co.	5.00	Quarterly	Goldman Sachs International	06/20/22	USD	1,020	(55,256)	57,740	(112,996)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/22	EUR	3,240	296,144	(6,064)	302,208
Marks & Spencer plc	1.00	Quarterly	Barclays Bank plc	06/20/22	EUR	1,100	26,942	38,609	(11,667)
Marks & Spencer plc	1.00	Quarterly	Deutsche Bank AG	06/20/22	EUR	800	19,594	23,565	(3,971)
Staples, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/22	USD	1,650	312,303	180,411	131,892
Staples, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/22	USD	875	165,615	106,013	59,602
Staples, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/22	USD	1,000	189,274	165,259	24,015
Stonegate Pub Co. Financing plc	5.00	Quarterly	Barclays Bank plc	06/20/22	EUR	1,650	(44,658)	(6,858)	(37,800)
Stonegate Pub Co. Financing plc	5.00	Quarterly	Citibank NA	06/20/22	EUR	2,640	(71,453)	(79,494)	8,041
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	6,610	675,106	(79,921)	755,027
Vue International Bidco plc	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	740	89,307	26,359	62,948
Ally Financial, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	1,710	(210,402)	(138,755)	(71,647)
Avis Budget Car Rental LLC	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	2,000	38,672	54,844	(16,172)
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,480	(268,337)	(213,386)	(54,951)
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,398	(253,417)	(191,849)	(61,568)
Cable & Wireless International Finance BV	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	1,434	(259,951)	(207,263)	(52,688)
Jaguar Land Rover Automotive plc	5.00	Quarterly	BNP Paribas SA	06/20/24	EUR	1,371	170,871	45,129	125,742
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	1,355	168,799	58,278	110,521
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	914	113,914	30,086	83,828
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	1,217	151,691	78,504	73,187
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	4,018	500,694	248,254	252,440
Jaguar Land Rover Automotive plc	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	2,295	285,933	81,026	204,907
Staples, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/24	USD	3,725	1,237,238	86,889	1,150,349
Sudzucker International Finance BV	1.00	Quarterly	Barclays Bank plc	06/20/24	EUR	3,700	(56,949)	59,341	(116,290)
Sudzucker International Finance BV	1.00	Quarterly	Citibank NA	06/20/24	EUR	3,750	(57,718)	59,834	(117,552)
Accor SA	1.00	Quarterly	Barclays Bank plc	12/20/24	EUR	5,692	303,126	(53,802)	356,928
Accor SA	1.00	Quarterly	Goldman Sachs International	12/20/24	EUR	1,898	101,077	(13,428)	114,505
Ardagh Packaging Finance plc	5.00	Quarterly	BNP Paribas SA	12/20/24	EUR	1,840	(269,627)	(120,757)	(148,870)
Ardagh Packaging Finance plc	5.00	Quarterly	Citibank NA	12/20/24	EUR	2,575	(377,397)	(389,861)	12,464
Ardagh Packaging Finance plc	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	5,430	(795,636)	(782,375)	(13,261)
Ardagh Packaging Finance plc	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	848	(124,207)	(111,783)	(12,424)
Ardagh Packaging Finance plc	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	913	(133,761)	(120,382)	(13,379)
Avis Budget Car Rental LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	270	12,558	19,887	(7,329)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	12,650	(442,946)	(285,467)	(157,479)
Devon Energy Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	USD	1,000	23,846	(2,494)	26,340
Devon Energy Corp.	1.00	Quarterly	Citibank NA	12/20/24	USD	2,250	53,653	(13,001)	66,654
Financial Guaranty Insurance Company	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	800	1,613	21,533	(19,920)
Hess Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	USD	1,300	21,279	36,850	(15,571)
HSBC Holdings plc	1.00	Quarterly	Citibank NA	12/20/24	EUR	3,795	47,660	9,072	38,588
ITV plc	5.00	Quarterly	Goldman Sachs International	12/20/24	EUR	6,070	(1,122,110)	(1,052,148)	(69,962)
Netflix, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/24	USD	911	(159,413)	(161,334)	1,921
Netflix, Inc.	5.00	Quarterly	Citibank NA	12/20/24	USD	1,167	(204,339)	(198,245)	(6,094)
Netflix, Inc.	5.00	Quarterly	Citibank NA	12/20/24	USD	911	(159,413)	(158,971)	(442)
Netflix, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	USD	662	(115,937)	(117,334)	1,397
Next Group plc	1.00	Quarterly	Barclays Bank plc	12/20/24	EUR	10,240	257,931	95,182	162,749
Occidental Petroleum Corp.	1.00	Quarterly	Barclays Bank plc	12/20/24	USD	560	74,809	257,733	(182,924)
Republic of Italy	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	39,430	697,432	698,393	(961)

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Quarterly	Citibank NA	12/20/24	USD	5,000	$207,832	$(41,962)	$249,794
Southwest Airlines Co.	1.00	Quarterly	Citibank NA	12/20/24	USD	10,000	415,664	(181,595)	597,259
Standard Chartered plc	1.00	Quarterly	Goldman Sachs International	12/20/24	EUR	5,740	65,993	(27,609)	93,602
Staples, Inc.	5.00	Quarterly	BNP Paribas SA	12/20/24	USD	500	176,920	6,863	170,057
Sudzucker International Finance BV	1.00	Quarterly	Bank of America NA	12/20/24	EUR	1,900	(23,842)	(17,959)	(5,883)
Sudzucker International Finance BV	1.00	Quarterly	BNP Paribas SA	12/20/24	EUR	1,900	(23,842)	(18,159)	(5,683)
Sunrise Communications AG	5.00	Quarterly	Barclays Bank plc	12/20/24	EUR	4,090	(965,407)	(795,773)	(169,634)
Sunrise Communications AG	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	5,290	(1,248,656)	(1,105,807)	(142,849)
Xerox Corp.	1.00	Quarterly	Barclays Bank plc	12/20/24	USD	4,000	324,980	260,401	64,579
Ally Financial, Inc.	5.00	Quarterly	Citibank NA	06/20/25	USD	1,320	(242,733)	(138,852)	(103,881)
Ally Financial, Inc.	5.00	Quarterly	Citibank NA	06/20/25	USD	880	(161,822)	(92,583)	(69,239)
Altice France SA	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	3,362	(402,196)	(399,777)	(2,419)
Anglo American Capital plc	5.00	Quarterly	Barclays Bank plc	06/20/25	EUR	3,400	(797,050)	(676,171)	(120,879)
Anglo American Capital plc	5.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	1,640	(384,459)	(336,587)	(47,872)
ArcelorMittal SA	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	1,700	(254,260)	—	(254,260)
Avis Budget Car Rental LLC	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	270	14,073	32,819	(18,746)
Avnet, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	5,265	(108,273)	(113,857)	5,584
Banco Bilbao Vizcaya Argentaria SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	1,825	77,268	273,688	(196,420)
Banco Bilbao Vizcaya Argentaria SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	1,825	77,268	272,107	(194,839)
Banco Bilbao Vizcaya Argentaria SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	3,330	140,987	144,321	(3,334)
Banco Bilbao Vizcaya Argentaria SA	5.00	Quarterly	Citibank NA	06/20/25	EUR	1,700	(321,823)	(168,247)	(153,576)
Banco Santander SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	1,800	59,102	254,254	(195,152)
Banco Santander SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	1,833	60,186	258,915	(198,729)
Boparan Finance plc	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	2,300	145,460	145,718	(258)
BP Capital Markets plc	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	3,400	(39,390)	(23,914)	(15,476)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	5,000	(186,741)	(104,943)	(81,798)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,150	(80,298)	(41,985)	(38,313)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	3,000	(112,044)	(57,203)	(54,841)
Caterpillar, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	4,000	(149,392)	(56,834)	(92,558)
CenturyLink, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	2,220	211,052	283,956	(72,904)
Continental AG	1.00	Quarterly	Bank of America NA	06/20/25	EUR	2,120	(10,993)	84,917	(95,910)
Continental AG	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	3,420	(17,733)	134,342	(152,075)
Crown European Holdings SA	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	700	(148,861)	(125,707)	(23,154)
Deutsche Telekom International Finance BV	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	3,370	(139,874)	(120,845)	(19,029)
Deutsche Telekom International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,370	(139,874)	(126,065)	(13,809)
Enel SpA	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	3,610	(97,612)	(20,674)	(76,938)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,710	90,800	194,693	(103,893)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	3,420	181,599	410,057	(228,458)
Federative Republic of Brazil	1.00	Quarterly	HSBC Bank plc	06/20/25	USD	3,360	178,413	260,039	(81,626)
Ford Motor Co.	5.00	Quarterly	Bank of America NA	06/20/25	USD	1,020	(78,165)	125,031	(203,196)
Ford Motor Co.	5.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,530	(117,247)	216,514	(333,761)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Citibank NA	06/20/25	EUR	1,000	125,983	112,815	13,168
General Electric Co.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	5,000	182,447	236,228	(53,781)
General Electric Co.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	4,350	158,729	258,532	(99,803)
Glencore Finance Europe Ltd.	5.00	Quarterly	Citibank NA	06/20/25	EUR	1,700	(342,236)	(120,565)	(221,671)
Glencore Finance Europe Ltd.	5.00	Quarterly	Citibank NA	06/20/25	EUR	3,420	(688,498)	(242,549)	(445,949)
Glencore Finance Europe Ltd.	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,370	(678,433)	(514,615)	(163,818)
Halliburton Co.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	3,150	17,125	296,768	(279,643)
Halliburton Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,350	7,339	127,006	(119,667)
HeidelbergCement AG	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,370	(811,861)	(676,295)	(135,566)
HSBC Holdings plc	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	6,080	120,972	172,660	(51,688)
HSBC HOLDINGS plc	1.00	Quarterly	BNP Paribas SA	06/20/25	EUR	3,370	67,052	79,919	(12,867)
ITV plc	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	1,023	(202,916)	(97,363)	(105,553)

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
J.P. Morgan Structured Products BV	1.00%	Quarterly	Citibank NA	06/20/25	EUR	1,700	$191,157	$272,210	$(81,053)
J.P. Morgan Structured Products BV	1.00	Quarterly	Citibank NA	06/20/25	EUR	1,700	191,157	270,378	(79,221)
Macy’s Retail Holdings LLC	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	2,215	681,535	543,601	137,934
Macy’s Retail Holdings LLC	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,300	707,689	545,789	161,900
Michelin Luxembourg SCS	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	3,420	(138,104)	(35,757)	(102,347)
Monitchem HoldCo 3 SA	5.00	Quarterly	Barclays Bank plc	06/20/25	EUR	1,000	(111,417)	(97,401)	(14,016)
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	3,050	(339,823)	(329,262)	(10,561)
Next Group plc	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,540	81,867	230,659	(148,792)
Nokia OYJ	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,420	(792,285)	(618,361)	(173,924)
Occidental Petroleum Corp.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	880	130,232	243,985	(113,753)
Occidental Petroleum Corp.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,320	195,348	365,391	(170,043)
Peugeot SA	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,710	(323,610)	(222,739)	(100,871)
Renault SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,420	251,275	378,773	(127,498)
Repsol International Finance BV	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	3,410	(22,873)	192,561	(215,434)
Repsol International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,700	(11,403)	93,106	(104,509)
Repsol International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,720	(11,537)	75,526	(87,063)
Repsol International Finance BV	1.00	Quarterly	HSBC Bank plc	06/20/25	EUR	1,770	(11,872)	94,368	(106,240)
Republic of Italy	1.00	Quarterly	Bank of America NA	06/20/25	USD	19,700	448,389	1,219,493	(771,104)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	112	53	2,629	(2,576)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	108	50	2,767	(2,717)
SES SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,700	795	39,324	(38,529)
SES SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,710	800	49,483	(48,683)
Simon Property Group LP	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	4,250	72,004	297,304	(225,300)
Simon Property Group LP	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,000	16,942	105,394	(88,452)
Simon Property Group LP	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,200	20,330	96,215	(75,885)
Simon Property Group LP	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	4,325	73,274	354,600	(281,326)
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,535	74,537	52,256	22,281
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,535	74,537	52,256	22,281
Stora Enso OYJ	5.00	Quarterly	Citibank NA	06/20/25	EUR	3,400	(866,515)	(681,041)	(185,474)
Stora Enso OYJ	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	4,140	(1,055,110)	(805,043)	(250,067)
Stora Enso OYJ	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,700	(433,258)	(355,521)	(77,737)
Sudzucker International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,936	(28,631)	91,844	(120,475)
Sudzucker International Finance BV	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	3,414	(33,292)	103,439	(136,731)
Telefonica Emisiones SA	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	3,360	(57,528)	(25,682)	(31,846)
Telefonica Emisiones SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	3,700	(63,349)	102,105	(165,454)
Teva Pharmaceutical Finance Co. BV	1.00	Quarterly	Citibank NA	06/20/25	USD	970	128,027	134,444	(6,417)
Teva Pharmaceutical Finance Co. BV	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,155	284,430	306,744	(22,314)
Teva Pharmaceutical Finance Co. BV	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	1,150	151,784	156,112	(4,328)
United Mexican States	1.00	Quarterly	Bank of America NA	06/20/25	USD	5,000	95,823	322,983	(227,160)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	5,000	95,823	82,139	13,684
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,300	56,360	144,380	(88,020)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	380	16,475	36,502	(20,027)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	700	30,348	73,333	(42,985)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,700	73,702	191,861	(118,159)
Xerox Corp.	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	2,360	231,026	169,882	61,144
Xerox Corp.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	1,375	134,602	123,715	10,887
Xerox Corp.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,200	215,363	235,256	(19,893)

							$(435,256)	$6,656,144	$(7,091,400)

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	3,750	$22,353	$(8,104)	$30,457
Matalan Finance plc	5.00	Quarterly	Credit Suisse International	06/20/21	D	EUR	2,380	(1,977,415)	(1,545,879)	(431,536)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	115	(12,900)	(12,772)	(128)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	1,400	(157,039)	(2,448)	(154,591)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B-	EUR	2,260	(253,506)	(12,964)	(240,542)
Advanced Micro Devices, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/24	BB	USD	1,000	185,662	152,457	33,205
Financial Guaranty Insurance Company	1.00	Quarterly	Citibank NA	06/20/24	BBB-	USD	23,695	219,110	(1,410,897)	1,630,007
Financial Guaranty Insurance Company	1.00	Quarterly	Citibank NA	06/20/24	BBB-	USD	7,900	73,052	(470,398)	543,450
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	1,579	(192,433)	(267,944)	75,511
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	1,000	(121,834)	(66,605)	(55,229)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	2,150	(261,943)	(28,948)	(232,995)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,700	(207,118)	(189,168)	(17,950)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,021	(124,335)	(176,516)	52,181
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,340	(163,257)	(96,226)	(67,031)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,890	(230,266)	(159,518)	(70,748)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	880	(107,214)	(144,202)	36,988
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	2,300	(280,218)	(166,275)	(113,943)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Goldman Sachs International	06/20/24	B-	EUR	1,500	(182,751)	(65,318)	(117,433)
HCA, Inc.	5.00	Quarterly	Citibank NA	06/20/24	NR	USD	4,900	752,453	638,185	114,268
Advanced Micro Devices, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/24	BB	USD	14,150	2,907,052	2,591,493	315,559
Advanced Micro Devices, Inc.	5.00	Quarterly	BNP Paribas SA	12/20/24	BB	USD	1,000	205,445	193,785	11,660
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	12/20/24	B-	EUR	383	(47,519)	7,988	(55,507)
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	12/20/24	B-	EUR	767	(95,038)	15,325	(110,363)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	60	(7,438)	(704)	(6,734)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	5,420	(671,874)	—	(671,874)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	40	(4,958)	1,245	(6,203)
HCA, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/24	NR	USD	1,500	249,985	217,015	32,970
HCA, Inc.	5.00	Quarterly	BNP Paribas SA	12/20/24	NR	USD	5,000	833,283	831,736	1,547
HCA, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	NR	USD	5,800	966,608	981,247	(14,639)
HCA, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	NR	USD	2,950	491,637	456,283	35,354
Republic of Italy	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	BBB	USD	39,430	(48,875)	32,353	(81,228)
ADLER Real Estate AG	5.00	Quarterly	Citibank NA	06/20/25	BB+	EUR	1,710	225,887	126,219	99,668
ADLER Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB+	EUR	1,040	137,382	26,045	111,337
ADLER Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB+	EUR	1,830	241,739	(19,605)	261,344
Altice France SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	60	6,783	6,779	4

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
AT&T, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/25	BBB	USD	3,050	$32,486	$(63,445)	$95,931
AT&T, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/25	BBB	USD	5,250	55,918	(144,667)	200,585
AT&T, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BBB	USD	3,000	31,953	21,398	10,555
Atlantia SpA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB-	EUR	1,700	(120,458)	(143,620)	23,162
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	1,980	(336,876)	(130,175)	(206,701)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	770	(131,007)	(79,427)	(51,580)
Casino Guichard Perrachon SA	5.00	Quarterly	Goldman Sachs International	06/20/25	B	EUR	1,650	(280,730)	(218,577)	(62,153)
Freeport-McMoran, Inc.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	BB	USD	3,000	(67,490)	(149,125)	81,635
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/25	B-	EUR	1,980	(249,447)	(216,958)	(32,489)
Ladbrokes Group Finance plc	1.00	Quarterly	BNP Paribas SA	06/20/25	BB	EUR	1,026	(59,027)	(130,140)	71,113
Loxam SAS	5.00	Quarterly	Barclays Bank plc	06/20/25	CCC+	EUR	1,690	(226,818)	(374,317)	147,499
Loxam SAS	5.00	Quarterly	Barclays Bank plc	06/20/25	CCC+	EUR	1,650	(221,450)	(285,101)	63,651
Loxam SAS	5.00	Quarterly	Goldman Sachs International	06/20/25	CCC+	EUR	1,700	(228,160)	(251,555)	23,395
Loxam SAS	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	CCC+	EUR	1,680	(225,476)	(355,469)	129,993
Loxam SAS	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	CCC+	EUR	1,680	(225,476)	(382,708)	157,232
MGM Resorts International	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB-	USD	5,000	159,533	(49,874)	209,407
NRG Energy, Inc.	5.00	Quarterly	Credit Suisse International	06/20/25	BB+	USD	1,275	185,321	180,127	5,194
NRG Energy, Inc.	5.00	Quarterly	Credit Suisse International	06/20/25	BB+	USD	750	109,012	106,026	2,986
NRG Energy, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB+	USD	2,125	308,868	284,299	24,569
OI European Group BV	5.00	Quarterly	Credit Suisse International	06/20/25	B+	EUR	684	110,650	34,490	76,160
Petroleos Mexicanos	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	BBB	USD	5,000	(915,775)	(944,095)	28,320
Republic of Italy	1.00	Quarterly	Bank of America NA	06/20/25	BBB	USD	19,700	(80,612)	(697,457)	616,845
Rolls-Royce plc	1.00	Quarterly	BNP Paribas SA	06/20/25	BB	EUR	1,640	(273,672)	(229,544)	(44,128)
Rolls-Royce plc	1.00	Quarterly	BNP Paribas SA	06/20/25	BB	EUR	1,700	(283,684)	(237,942)	(45,742)
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	1,700	(283,684)	(386,431)	102,747
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	69	(11,461)	(12,196)	735
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	31	(5,226)	(5,562)	336
Rolls-Royce plc	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB	EUR	70	(11,681)	(10,123)	(1,558)
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	2,000	372,451	320,540	51,911
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	667	124,150	122,422	1,728
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	1,300	242,093	231,363	10,730
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	2,200	409,696	402,667	7,029
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	3,000	558,676	441,767	116,909
thyssenkrupp AG	1.00	Quarterly	Credit Suisse International	06/20/25	BB-	EUR	1,980	(227,009)	(169,648)	(57,361)
thyssenkrupp AG	1.00	Quarterly	Credit Suisse International	06/20/25	BB-	EUR	1,710	(196,053)	(298,442)	102,389
Verisure Midholding AB	5.00	Quarterly	Credit Suisse International	06/20/25	CCC+	EUR	1,040	149,293	11,693	137,600
Verizon Communications, Inc.	1.00	Quarterly	Citibank NA	06/20/25	BBB+	USD	2,200	49,009	(15,332)	64,341
Verizon Communications, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	BBB+	USD	5,300	118,066	(24,653)	142,719

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Verizon Communications, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/25	BBB+	USD	4,250	$94,676	$85,807	$8,869
Yum! Brands, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/25	B+	USD	2,540	(24,773)	(23,830)	(943)

								$796,306	$(2,354,150)	$3,150,456

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Caterpillar, Inc.	Quarterly	3 month LIBOR minus 1.50%	Quarterly	BNP Paribas SA	08/07/20	USD	5	$(139,520)	$—	$(139,520)
General Electric Co.	Quarterly	3 month LIBOR minus 0.25%	Quarterly	Citibank NA	08/31/20	USD	50	24,551	—	24,551
3 month EURIBOR	Quarterly	Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	BNP Paribas SA	09/20/20	EUR	10,600	(96,515)	5,049	(101,564)
3 month EURIBOR	At Termination	Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	BNP Paribas SA	09/20/20	EUR	8,180	(52,414)	2,539	(54,953)
3 month EURIBOR	At Termination	Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	JPMorgan Chase Bank NA	09/20/20	EUR	8,180	(64,570)	2,976	(67,546)
VanEck Vectors Semiconductor ETF	Quarterly	3 month LIBOR minus 0.65%	Quarterly	BNP Paribas SA	10/19/20	USD	5	(30,134)	—	(30,134)
iShares Preferred & Income Securities ETF	Quarterly	3 month LIBOR minus 1.00%	Quarterly	Credit Suisse International	11/25/20	USD	50	(96,265)	—	(96,265)
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1 month LIBOR minus 2.95%	Monthly	Citibank NA	11/27/20	USD	50	(221,923)	—	(221,923)
iShares MSCI India ETF	Quarterly	3 month LIBOR minus 1.20%	Quarterly	Credit Suisse International	11/30/20	USD	45	(205,414)	—	(205,414)
iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	3 month LIBOR minus 3.25%	Quarterly	Citibank NA	02/12/21	USD	25	(182,586)	—	(182,586)
Oasis Petroleum, Inc.	Quarterly	3 month LIBOR minus 10.00%	Quarterly	Credit Suisse International	04/23/21	USD	27	1,858	—	1,858

								$(1,062,932)	$10,564	$(1,073,496)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Bank of America NA	(a)	02/15/23	$10,776,234	$(370,633)	(b)	$10,429,871	2.0%

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-80 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Euro Interbank Offer Rate:

   EUR 1 Week

Intercontinental Exchange LIBOR:

   GBP 1 Week

   USD 1 Week

   USD 1 Month

(b)	Amount includes $(24,270) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America NA, as of July 31, 2020, expiration date 02/15/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Oi SA, ADR	629,896	$1,039,328	10.0%

Germany
Aroundtown SA	205,456	1,237,169	11.9
Tele Columbus AG	612,462	2,526,565	24.2

		3,763,734

Italy
Telecom Italia SpA	9,439,670	3,794,582	36.4
UniCredit SpA	85,436	784,126	7.5

		4,578,708

Netherlands
Altice Europe NV	851,526	4,037,313	38.7

United Kingdom
Arrow Global Group plc	1,290,230	1,276,817	12.3
ITV plc	1,812,374	1,336,478	12.8

		2,613,295

United States
Ardagh Group SA	38,247	520,542	5.0
Bausch Health Cos., Inc.	82,784	1,512,464	14.5

	Shares	Value	% of Basket Value

United States (continued)
iShares iBoxx $ High Yield Corporate Bond ETF	55,000	$4,696,450	45.0%
Southwest Airlines Co.	10,000	308,900	3.0

		7,038,356

Total Reference Entity — Long		23,070,734

Reference Entity — Short

United Kingdom
EnQuest plc	(2,045,774)	(352,379)	(3.4)

United States
Allegiant Travel Co.	(7,500)	(840,225)	(8.1)
Ally Financial, Inc.	(75,000)	(1,507,500)	(14.5)
Caterpillar, Inc.	(7,500)	(996,600)	(9.6)
CommScope Holding Co., Inc.	(273,460)	(2,537,709)	(24.3)
Industrial Select Sector SPDR Fund	(5,000)	(358,650)	(3.4)
iShares MSCI Brazil ETF	(50,000)	(1,627,000)	(15.6)
iShares Russell 2000 ETF	(30,000)	(4,420,800)	(42.4)

		(12,288,484)

Total Reference Entity — Short		(12,640,863)

Net Value of Reference Entity — Bank of America NA		$10,429,871

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 month LIBOR	London Interbank Offered Rate	0.15%
3 month LIBOR	London Interbank Offered Rate	0.25

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$2,306,391	$(5,561,321)	$246,674	$(5,198,591)	$—
OTC Swaps	29,775,753	(25,463,195)	12,437,274	(17,822,347)	—
Options Written	N/A	N/A	2,828,979	(2,413,688)	(7,425,807)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$711,945	$—	$—	$711,945
Options purchased
Investments at value — unaffiliated (a)	—	3,226,704	13,496,861	—	—	—	16,723,565
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (b)	—	246,674	—	—	—	—	246,674
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	42,176,054	26,409	—	10,564	—	42,213,027

	$—	$45,649,432	$13,523,270	$711,945	$10,564	$—	$59,895,211

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (b)	—	—	131,679	—	1,597,058	—	1,728,737
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	27,346,282	—	—	27,346,282
Options written
Options written at value	—	1,945,433	5,480,374	—	—	—	7,425,807
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (b)	—	1,795,115	—	—	3,403,476	—	5,198,591
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	41,815,004	1,246,475	—	224,063	—	43,285,542

	$—	$45,555,552	$6,858,528	$27,346,282	$5,224,597	$—	$84,984,959

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(415,167)	$—	$(7,657,064)	$—	$(14,773,786)	$—	$(22,846,017)
Forward foreign currency exchange contracts	—	—	—	29,494,615	—	—	29,494,615
Options purchased (a)	—	8,341,586	54,355,875	(112,567)	(1,814,360)	—	60,770,534
Options written	—	(1,510,115)	(54,546,171)	—	—	—	(56,056,286)
Swaps	—	3,105,325	(4,166,543)	—	(2,608,660)	—	(3,669,878)

	$(415,167)	$9,936,796	$(12,013,903)	$29,382,048	$(19,196,806)	$—	$7,692,968

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	229,291	—	262,189	—	491,480
Forward foreign currency exchange contracts	—	—	—	(50,141,711)	—	—	(50,141,711)
Options purchased (b)	—	859,305	602,640	—	229,706	—	1,691,651
Options written	—	(455,459)	(65,236)	—	—	—	(520,695)
Swaps	—	4,524,513	(2,249,210)	—	(331,638)	—	1,943,665

	$—	$4,928,359	$(1,482,515)	$(50,141,711)	$160,257	$—	$(46,535,610)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,456,828
Average notional value of contracts — short	176,860,133
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,227,446,993
Average amounts sold — in USD	660,983,082
Options:
Average value of option contracts purchased	11,052,597
Average value of option contracts written	5,007,386
Average notional value of swaption contracts purchased	571,925,646
Average notional value of swaption contracts written	325,036,780
Credit default swaps:
Average notional value — buy protection	771,037,070
Average notional value — sell protection	292,275,497
Interest rate swaps:
Average notional value — pays fixed rate	76,708,750
Total return swaps:
Average notional value	39,252,462

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$135,853	$83,503
Forward foreign currency exchange contracts	711,945	27,346,282
Options (a)	16,723,565	7,425,807
Swaps — Centrally cleared	—	128,622
Swaps — OTC (b)	42,213,027	43,285,542

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$59,784,390	$78,269,756
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,462,417)	(5,689,103)

Total derivative assets and liabilities subject to an MNA	$46,321,973	$72,580,653

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$2,369,269	$(2,369,269)	$—	$—	$—
Barclays Bank plc	11,692,629	(4,763,675)	—	(6,800,000)	128,954
BNP Paribas SA	5,531,326	(4,415,234)	—	(1,116,092)	—
Citibank NA	6,601,019	(6,601,019)	—	—	—
Credit Suisse International	4,238,529	(4,238,529)	—	—	—
Deutsche Bank AG	218,407	(218,407)	—	—	—
Goldman Sachs Bank USA	2,420,446	(713,608)	—	(1,590,000)	116,838
Goldman Sachs International	7,467,017	(7,467,017)	—	—	—
HSBC Bank plc	354,407	(354,407)	—	—	—
JPMorgan Chase Bank NA	3,822,413	(2,880,063)	—	(820,000)	122,350
Morgan Stanley & Co. International plc	1,130,073	(1,130,073)	—	—	—
State Street Bank and Trust Co.	105,696	(105,696)	—	—	—
UBS AG	370,742	(370,742)	—	—	—

	$46,321,973	$(35,627,739)	$—	$(10,326,092)	$368,142

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Banco Santander SA	$165,212	$—	$—	$—	$165,212
Bank of America NA	2,390,160	(2,369,269)	—	(20,891)	—
Barclays Bank plc	4,763,675	(4,763,675)	—	—	—
BNP Paribas SA	4,415,234	(4,415,234)	—	—	—
Citibank NA	27,436,139	(6,601,019)	—	(20,000,000)	835,120
Credit Suisse International	10,375,485	(4,238,529)	—	(6,136,956)	—
Deutsche Bank AG	850,798	(218,407)	—	(632,391)	—
Goldman Sachs Bank USA	713,608	(713,608)	—	—	—
Goldman Sachs International	13,700,890	(7,467,017)	—	(1,480,000)	4,753,873
HSBC Bank plc	1,559,815	(354,407)	—	—	1,205,408
JPMorgan Chase Bank NA	2,880,063	(2,880,063)	—	—	—
Morgan Stanley & Co. International plc	1,983,493	(1,130,073)	—	(853,420)	—
Royal Bank of Canada	94,548	—	—	—	94,548
Standard Chartered Bank	97,350	—	—	—	97,350
State Street Bank and Trust Co.	108,914	(105,696)	—	—	3,218
UBS AG	542,199	(370,742)	—	—	171,457
Westpac Banking Corp.	503,070	—	—	—	503,070

	$72,580,653	$(35,627,739)	$—	$(29,123,658)	$7,829,256

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$44,505,991	$—	$44,505,991
Common Stocks:
Brazil	110,986	—	—	110,986
Italy	—	65,962	—	65,962
Netherlands	—	589,339	—	589,339
United Kingdom	22,341	—	285,313	307,654
United States	5,915,799	38,995	—	5,954,794
Corporate Bonds
Australia	—	3,301,074	—	3,301,074
Austria	—	12,994,656	—	12,994,656
Brazil	—	12,814,706	—	12,814,706
Canada	—	43,265,821	—	43,265,821
China	—	17,848,527	—	17,848,527
France	—	40,930,892	—	40,930,892
Germany	—	55,623,434	—	55,623,434
Ghana	—	490,280	—	490,280
Hong Kong	—	4,531,783	—	4,531,783
India	—	984,543	—	984,543
Indonesia	—	455,921	—	455,921
Ireland	—	2,672,218	—	2,672,218
Israel	—	14,829,054	—	14,829,054
Italy	—	56,496,110	—	56,496,110
Japan	—	20,566,021	—	20,566,021
Jersey	—	592,494	—	592,494
Luxembourg	—	52,571,572	—	52,571,572
Macau	—	242,625	—	242,625
Malaysia	—	583,076	—	583,076
Mexico	—	693,812	—	693,812
Netherlands	—	12,819,252	—	12,819,252
Portugal	—	7,381,035	—	7,381,035
South Korea	—	497,625	—	497,625
Spain	—	47,595,145	—	47,595,145
Sweden	—	4,892,392	—	4,892,392
Switzerland	—	17,703,812	—	17,703,812
Thailand	—	978,571	—	978,571
Turkey	—	8,260,192	—	8,260,192
United Arab Emirates	—	419,422	—	419,422
United Kingdom	—	146,501,012	—	146,501,012
United States	—	656,458,123	81,446,905	737,905,028
Floating Rate Loan Interests:
Canada	—	4,123,583	—	4,123,583
European Union	—	2,817,892	—	2,817,892
France	—	6,160,458	—	6,160,458
Germany	—	5,489,247	—	5,489,247
Luxembourg	—	13,701,142	19,132,179	32,833,321
Netherlands	—	5,973,298	—	5,973,298
Norway	—	2,392,711	—	2,392,711
Spain	—	20,301,970	—	20,301,970
Switzerland	—	4,720,399	—	4,720,399
United Kingdom	—	10,360,497	—	10,360,497
United States	—	156,182,482	113,778	156,296,260
Foreign Agency Obligations	—	19,019,431	—	19,019,431
Foreign Government Obligations	—	1,037,836	—	1,037,836
Investment Companies	2,841,950	—	—	2,841,950
Non-Agency Mortgage-Backed Securities	—	4,009,402	—	4,009,402
Preferred Securities:

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Luxembourg	$—	$3,447,318	$—	$3,447,318
Spain	2,507,000	—	—	2,507,000
United Kingdom	—	5,269,410	—	5,269,410
Warrants	—	254,369	22,042	276,411
Short-Term Securities:
Borrowed Bond Agreements	—	170,118,481	—	170,118,481
Money Market Funds	19,476,089	—	—	19,476,089
Options Purchased:
Credit contracts	—	3,226,704	—	3,226,704
Equity contracts	13,326,564	170,297	—	13,496,861
Liabilities:
Borrowed Bonds	—	(175,605,430)	—	(175,605,430)
Investments Sold Short	—	(1,313,935)	—	(1,313,935)

	$44,200,729	$1,553,053,049	$101,000,217	$1,698,253,995

Derivative Financial Instruments (a)
Assets:
Credit contracts	$—	$12,657,539	$—	$12,657,539
Equity contracts	—	26,409	—	26,409
Foreign currency exchange contracts	—	711,945	—	711,945
Liabilities:
Credit contracts	—	(20,092,357)	—	(20,092,357)
Equity contracts	(5,608,657)	(1,249,871)	—	(6,858,528)
Foreign currency exchange contracts	—	(27,346,282)	—	(27,346,282)
Interest rate contracts	(1,597,058)	(3,627,539)	—	(5,224,597)

	$(7,205,715)	$(38,920,156)	$—	$(46,125,871)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $50,232,376 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Warrants	Total
Investments:
Assets:
Opening balance, as of July 31, 2019	$4,414,952	$295,357	$47,640,619	$59,376,916	$—	$111,727,844
Transfers into level 3 (a)	—	—	40,000,000	127,967	—	40,127,967
Transfers out of level 3	—	(273,315)	—	(2,701,531)	—	(2,974,846)
Other (b)	—	(22,042)	—	—	22,042	—
Accrued discounts/premiums	—	—	(1,633)	34,970	—	33,337
Net realized loss	—	—	—	(355,440)	—	(355,440)
Net change in unrealized appreciation (depreciation) (c)(d)	(21,964)	139,570	(15,347,236)	(1,030,837)	—	(16,260,467)
Purchases	—	145,743	18,362,640	5,923,646	—	24,432,029
Sales	(4,392,988)	—	(9,207,485)	(42,129,734)	—	(55,730,207)

Closing balance, as of July 31, 2020	$—	$285,313	$81,446,905	$19,245,957	$22,042	$101,000,217

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2020 (d)	$—	$139,570	$(15,289,789)	$(1,036,704)	$—	$(16,186,923)

(a)

As of July 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of July 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)	Certain Level 3 investments were re-classified between Common Stocks and Warrants.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Global Long/Short Credit Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $19,549,133. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Corporate Bonds	$81,446,905	Income	Discount Rate	10% — 17%	14%
			Estimated Recovery	—	—
Floating Rate Loan Interests	4,179	Market	Value

	$81,451,084

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	47

Statement of Assets and Liabilities

July 31, 2020

BlackRock Global Long/ Short Credit Fund

ASSETS
Investments at value — unaffiliated (cost — $1,915,282,061)	$1,852,855,321
Investments at value — affiliated (cost — $22,278,361)	22,318,039
Cash pledged:
Collateral — borrowed bond agreements	7,578,151
Collateral — OTC derivatives	58,640,000
Futures contracts	2,342,880
Centrally cleared swaps	6,782,710
Foreign currency at value (cost — $56,647,334)	57,351,056
Receivables:
Investments sold	77,679,255
Swaps	270,927
Capital shares sold	6,111,098
Dividends — affiliated	3,658
Interest — unaffiliated	19,627,939
Variation margin on futures contracts	135,853
Swap premiums paid	29,775,753
Unrealized appreciation on:
Forward foreign currency exchange contracts	711,945
OTC swaps	12,437,274
Prepaid expenses	81,504

Total assets	2,154,703,363

LIABILITIES
Investments sold short at value (proceeds $1,311,650)	1,313,935
Bank overdraft	27,514,010
Cash received:
Collateral — borrowed bond agreements	77,000
Collateral — OTC derivatives	10,530,000
Borrowed bonds at value (proceeds $166,493,071)	175,605,430
Options written at value (premium received $7,841,098)	7,425,807
Reverse repurchase agreements at value	50,232,376
Payables:
Investments purchased	45,286,985
Administration fees	81,546
Capital shares redeemed	7,316,396
Interest expense	1,999,041
Investment advisory fees	1,383,135
Trustees’ and Officer’s fees	15,002
Other affiliate fees	6,619
Service and distribution fees	89,830
Variation margin on futures contracts	83,503
Variation margin on centrally cleared swaps	128,622
Other accrued expenses	1,516,935
Swap premiums received	25,463,195
Unrealized depreciation on:
Forward foreign currency exchange contracts	27,346,282
OTC swaps	17,822,347

Total liabilities	401,237,996

NET ASSETS	$1,753,465,367

NET ASSETS CONSIST OF
Paid-in capital	$2,247,454,668
Accumulated loss	(493,989,301)

NET ASSETS	$1,753,465,367

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (continued)

July 31, 2020

BlackRock Global Long/ Short Credit Fund

NET ASSET VALUE
Institutional — Based on net assets of $1,223,281,904 and 125,048,371 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.78

Investor A — Based on net assets of $101,727,148 and 10,419,244 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.76

Investor C — Based on net assets of $29,291,488 and 3,058,882 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.58

Class K — Based on net assets of $399,164,827 and 40,770,340 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.79

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statement of Operations

Year Ended July 31, 2020

BlackRock Global Long/ Short Credit Fund

INVESTMENT INCOME
Dividends — affiliated	$653,818
Dividends — unaffiliated	744,995
Interest — unaffiliated	117,374,486
Foreign taxes withheld	(15,978)

Total investment income	118,757,321

EXPENSES
Investment advisory	19,494,239
Transfer agent — class specific	1,354,222
Administration	828,632
Service and distribution — class specific	793,181
Accounting services	419,132
Administration — class specific	318,427
Professional	277,755
Registration	277,203
Custodian	236,374
Printing and postage	42,785
Trustees and Officer	17,075
Miscellaneous	232,042

Total expenses excluding dividend expense, and interest expense	24,291,067
Dividends expense — unaffiliated	15,067
Interest expense	15,338,453

Total expenses	39,644,587
Less:
Administration fees waived — class specific	(257)
Fees waived and/or reimbursed by the Manager	(69,800)

Total expenses after fees waived and/or reimbursed	39,574,530

Net investment income	79,182,791

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	203,939
Investments — unaffiliated	54,772,753
Borrowed bonds	81,242
Capital gain distributions from underlying funds — affiliated	30
Forward foreign currency exchange contracts	29,494,615
Foreign currency transactions	(5,446,397)
Futures contracts	(22,846,017)
Options written	(56,056,286)
Payment by affiliate	6,646
Short sales — affiliated	113,840
Short sales — unaffiliated	(1,999,532)
Swaps	(3,669,878)

(5,345,045)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	39,678
Investments — unaffiliated	(13,826,848)
Borrowed bonds	(20,525)
Forward foreign currency exchange contracts	(50,141,711)
Foreign currency translations	1,972,704
Futures contracts	491,480
Options written	(520,695)
Short sales — unaffiliated	(3,285)
Swaps	1,943,665
Unfunded floating rate loan interests	(609)

(60,066,146)

Net realized and unrealized loss	(65,411,191)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,771,600

See notes to financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Global Long/Short Credit Fund
	Year Ended July 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$79,182,791	$125,240,343
Net realized loss	(5,345,045)	(109,795,257)
Net change in unrealized appreciation (depreciation)	(60,066,146)	65,620,371

Net increase in net assets resulting from operations	13,771,600	81,065,457

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(56,516,836)	(114,367,305)
Investor A	(3,569,137)	(7,754,820)
Investor C	(1,423,344)	(3,937,964)
Class K	(20,490,733)	(73,940,029)

Decrease in net assets resulting from distributions to shareholders	(82,000,050)	(200,000,118)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,215,736,095)	(741,294,544)

NET ASSETS
Total decrease in net assets	(1,283,964,545)	(860,229,205)
Beginning of year	3,037,429,912	3,897,659,117

End of year	$1,753,465,367	$3,037,429,912

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund

	Institutional

	Year Ended July 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of year	$10.05		$10.36		$10.36		$9.91	$10.51

Net investment income(a)	0.37		0.37		0.33		0.30	0.27
Net realized and unrealized gain (loss)	(0.27)		(0.10)		(0.21)		0.15	(0.37)

Net increase (decrease) from investment operations	0.10		0.27		0.12		0.45	(0.10)

Distributions from net investment income(b)	(0.37)		(0.58)		(0.12)		—	(0.50)

Net asset value, end of year	$9.78		$10.05		$10.36		$10.36	$9.91

Total Return(c)
Based on net asset value	0.96%	(d)	2.83%	(d)	1.16%	(d)	4.54%	(0.92)%

Ratios to Average Net Assets(e)
Total expenses	1.85%		2.03%		2.00%		1.86%	2.08%

Total expenses after fees waived and/or reimbursed	1.85%		2.01%		1.98%		1.86%	2.07%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.12%		1.07%		1.05%		1.08%	1.09%

Net investment income	3.74%		3.67%		3.21%		2.91%	2.69%

Supplemental Data
Net assets, end of year (000)	$1,223,282		$1,747,346		$2,305,172		$3,640,459	$3,378,151

Portfolio turnover rate	232%		226%		185%		229%	253%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Investor A
	Year Ended July 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of year	$10.03		$10.33		$10.31		$9.88	$10.48

Net investment income(a)	0.34		0.34		0.31		0.26	0.24
Net realized and unrealized gain (loss)	(0.27)		(0.10)		(0.23)		0.17	(0.36)

Net increase (decrease) from investment operations	0.07		0.24		0.08		0.43	(0.12)

Distributions from net investment income(b)	(0.34)		(0.54)		(0.06)		—	(0.48)

Net asset value, end of year	$9.76		$10.03		$10.33		$10.31	$9.88

Total Return(c)
Based on net asset value	0.69%	(d)	2.60%	(d)	0.81%	(d)	4.35%	(1.15)%

Ratios to Average Net Assets(e)
Total expenses	2.10%		2.29%	(f)	2.25%		2.13%	2.29%

Total expenses after fees waived and/or reimbursed	2.10%		2.27%		2.24%		2.12%	2.29%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.37%		1.33%		1.31%		1.35%	1.34%

Net investment income	3.49%		3.43%		2.99%		2.63%	2.41%

Supplemental Data
Net assets, end of year (000)	$101,727		$117,093		$168,471		$228,373	$422,079

Portfolio turnover rate	232%		226%		185%		229%	253%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended July 31, 2019, the expense ratio would have been 2.28%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Investor C
	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$9.82		$10.12	$10.10	$9.76	$10.38

Net investment income(a)	0.27		0.26	0.23	0.19	0.17
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.21)	0.15	(0.36)

Net increase (decrease) from investment operations	0.01		0.16	0.02	0.34	(0.19)

Distributions from net investment income(b)	(0.25)		(0.46)	—	—	(0.43)

Net asset value, end of year	$9.58		$9.82	$10.12	$10.10	$9.76

Total Return(c)
Based on net asset value	0.03%	(d)	1.72%(d)	0.20%(d)	3.48%	(1.85)%

Ratios to Average Net Assets(e)
Total expenses	2.86%		3.05%(f)	3.02%	2.87%	3.06%

Total expenses after fees waived and/or reimbursed	2.86%		3.03%	3.01%	2.87%	3.06%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense, broker fees and expenses on short sales	2.13%		2.09%	2.08%	2.10%	2.09%

Net investment income	2.75%		2.65%	2.25%	1.88%	1.69%

Supplemental Data
Net assets, end of year (000)	$29,291		$68,930	$100,645	$132,965	$215,364

Portfolio turnover rate	232%		226%	185%	229%	253%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Class K
	Year Ended July 31,				Period from 03/28/16 (a) to 07/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$10.06	$10.37	$10.37	$9.92	$9.70

Net investment income(b)	0.38	0.38	0.35	0.30	0.11
Net realized and unrealized gain (loss)	(0.27)	(0.11)	(0.21)	0.15	0.11

Net increase from investment operations	0.11	0.27	0.14	0.45	0.22

Distributions from net investment income(c)	(0.38)	(0.58)	(0.14)	—	—

Net asset value, end of period	$9.79	$10.06	$10.37	$10.37	$9.92

Total Return(d)
Based on net asset value	1.04%(e)	2.91%(e)	1.34%(e)	4.54%	2.27%(f)

Ratios to Average Net Assets(g)
Total expenses	1.77%	1.96%	1.94%	1.79%	2.14%(h)

Total expenses after fees waived and/or reimbursed	1.76%	1.94%	1.93%	1.79%	2.14%(h)

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.04%	1.00%	0.99%	1.02%	1.01%(h)

Net investment income	3.85%	3.75%	3.33%	2.97%	3.35%(h)

Supplemental Data
Net assets, end of period (000)	$399,165	$1,104,061	$1,323,371	$30,093	$27,712

Portfolio turnover rate	232%	226%	185%	229%	253%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period from 03/28/16 (a) to 07/31/16
	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Long/Short Credit Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C Shares automatically convert to Investor A Shares after approximately ten years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
To Investor A Shares after
Investor C Shares	No	Yes	(b)	approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid at least annually Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019 is $3,055,433,497.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended July 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $40,145,203 and 2.09%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an Master Repurchase Agreements (an “MRA”) on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) /from Counterparty (d)
Barclays Bank plc	$32,878,874	$(23,008,446)	$(36,171,845)	$(26,301,417)	$—	$—	$26,301,417	$—	$26,301,417	$—
Barclays Capital, Inc.	802,500	—	(797,280)	5,220	—	—	—	—	—	5,220
BNP Paribas SA	20,512,037	(27,223,930)	(21,162,933)	(27,874,826)	—	—	27,874,826	—	27,874,826	—
Citigroup Global Markets,
Inc.	21,540,813	—	(23,486,970)	(1,946,157)	—	—	279,357	1,509,851	1,789,208	(156,949)
Citigroup Global Markets
Ltd.	11,917,444	—	(12,068,111)	(150,667)	—	—	—	—	—	(150,667)
Credit Suisse Securities
USA LLC	6,337,781	—	(7,176,695)	(838,914)	—	—	—	808,000	808,000	(30,914)
Goldman Sachs
International	5,562,762	—	(5,531,693)	31,069	—	(31,069)	—	—	(31,069)	—
JPMorgan Securities plc	25,570,197	—	(25,464,424)	105,773	—	—	—	—	—	105,773
Merrill Lynch International	4,397,700	—	(4,547,688)	(149,988)	—	—	—	—	—	(149,988)
RBC Capital Markets LLC	37,407,400	—	(37,944,203)	(536,803)	—	—	—	536,803	536,803	— (e)
RBC Europe Ltd	3,190,973	—	(3,252,630)	(61,657)	—	—	—	—	—	(61,657)

	$170,118,481	$(50,232,376)	$(177,604,472)	$(57,718,367)	$—	$(31,069)	$54,455,600	$2,854,654	$57,279,185	$(439,182)

(a)	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $1,999,041 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net collateral, including accrued interest, with a value of $57,020,261 has been pledged in connection with open reverse repurchase agreements.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(e)	Borrowed bond agreement with a value of $1,706,250 has been purchased and is pending settlement as of July 31, 2020.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions – The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.95%
$1 Billion — $3 Billion	0.89
$3 Billion — $5 Billion	0.86
$5 Billion — $6.5 Billion	0.83
$6.5 Billion — $10 Billion	0.80
Greater than $10 Billion	0.76

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$251,705
Investor C	541,476
$793,181

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operation, at an annual rate of 0.015% of the average daily net assets of each respective class.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended July 31, 2020, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	$216,537
Investor A	15,082
Investor C	8,111
Class K	78,697
$318,427

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

Institutional	$651

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$ 114
Class K	913
$1,027

For the year ended July 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$1,210,910
Investor A	83,142
Investor C	49,784
Class K	10,386
$1,354,222

Other Fees: For the year ended July 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,819.

For the year ended July 31, 2020, affiliates received CDSCs as follows:

Investor A	$4,289
Investor C	2,273

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2020, the amount waived was $63,215.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/ or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2020, the Manager waived $6,585 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.20%
Investor A	1.40
Investor C	2.15
Class K	1.15

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2020, there were no fees waived and/or reimbursed by the Manager.

These amounts waived and/or reimbursed are included in administration fees waived — class specific in the Statement of Operations. For the year ended July 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Investor A	$163
Investor C	94
$257

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: During the year ended July 31, 2020, the Fund received a reimbursement of $6,646 from an affiliate, which is included in payment by affiliate in the Statement of Operations, related to an operating event.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$13,776,102
Sales	22,239,214
Net Realized Gain	597,114

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, including paydowns, and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,545,429,707	$5,440,031,432
U.S. Government Securities	302,913,479	369,286,992

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	07/31/20	07/31/19
Ordinary income	$82,000,050	$200,000,118

As of period end, the tax components of accumulated earnings (loss) were as follows:

Undistributed ordinary income	$35,087,474
Non-expiring capital loss carryforwards (a)	(403,744,692)
Net unrealized losses (b)	(125,332,083)

$(493,989,301)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the classification of investments, dividends recognized for tax purposes and the accounting for swap agreements.

As of July 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,952,040,662

Gross unrealized appreciation	$94,810,654
Gross unrealized depreciation	(192,147,327)

Net unrealized appreciation (depreciation)	$(97,336,673)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	37,242,261	$364,920,209	48,991,655	$487,797,446
Shares issued in reinvestment of distributions	4,364,363	43,294,485	9,415,832	90,297,831
Shares redeemed	(90,408,343)	(883,285,188)	(107,040,864)	(1,068,527,141)

Net decrease	(48,801,719)	$(475,070,494)	(48,633,377)	$(490,431,864)

Investor A
Shares sold and automatic conversion of shares	3,845,781	$37,756,275	2,023,087	$20,240,257
Shares issued in reinvestment of distributions	337,860	3,351,574	723,582	6,939,151
Shares redeemed	(5,438,906)	(53,440,400)	(7,375,676)	(73,363,833)

Net decrease	(1,255,265)	$(12,332,551)	(4,629,007)	$(46,184,425)

Investor C
Shares sold	148,852	$1,461,364	305,154	$3,008,094
Shares issued in reinvestment of distributions	132,496	1,294,486	380,544	3,588,532
Shares redeemed and automatic conversion of shares	(4,240,321)	(40,869,430)	(3,617,837)	(35,433,484)

Net decrease	(3,958,973)	$(38,113,580)	(2,932,139)	$(28,836,858)

Class K
Shares sold	7,407,680	$72,103,260	32,772,447	$330,392,565
Shares issued in reinvestment of distributions	73,812	732,947	236,751	2,272,811
Shares redeemed	(76,472,535)	(763,055,677)	(50,861,196)	(508,506,773)

Net decrease	(68,991,043)	$(690,219,470)	(17,851,998)	$(175,841,397)

Total Net Decrease	(123,007,000)	$(1,215,736,095)	(74,046,521)	$(741,294,544)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds IV and Shareholders of BlackRock Global Long/Short Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Long/Short Credit Fund (one of the funds constituting BlackRock Funds IV referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
BlackRock Global Long/Short Credit Fund	2.55%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Dividend Income
BlackRock Global Long/Short Credit Fund	$ 12,230,989

For the fiscal year ended July 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock Global Long/Short Credit Fund	$ 30,652,932

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended July 31, 2020:

Fund	Federal Obligation Interest
BlackRock Global Long/Short Credit Fund	$ 1,216,937

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	71

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Global Long/Short Credit Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager and BlackRock International Limited (“BIL”), with respect to the Fund and (2) the Manager and BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the one-, three-, and five-year periods reported, the Fund outperformed, underperformed, and underperformed, respectively, its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011. Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of American Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	77

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	79

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SPDR	Standard & Poor’s Depositary Receipts

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-7/20-AR

Item 2 –

Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Long/Short Credit Fund	$74,100	$74,100	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Long/Short Credit Fund	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date:	October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date:	October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date:	October 2, 2020